   As filed with the Securities and Exchange Commission on December 28, 2007


                        File Nos. 33-49570 and 811-6742

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 47


                                      AND

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 49


                                 MONARCH FUNDS

                               3435 Stelzer Road
                              Columbus, OH 43219
                               (800) 754 - 8757

                                 Velvet Regan

                         Citigroup Fund Services, LLC

                         100 Summer Street, Suite 1500
                               Boston, MA 02110


                                  Copies to:

                             Robert J. Zutz, Esq.
                          Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue NW
                            Washington, D.C. 20036

It is proposed that this filing become effective:


[_] immediately upon filing pursuant to Rule 485, paragraph (b)
[X] on December 31, 2007 pursuant to Rule 485, paragraph (b)

[_] 60 days after filing pursuant to Rule 485, paragraph (a)(1)
[_] on pursuant to Rule 485, paragraph (a)(1)
[_] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[_] on ______________ pursuant to Rule 485, paragraph (a)(2)
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Investor Shares and Institutional Service Shares of Daily Assets Treasury Fund, Daily Assets Cash Fund, and Daily Assets Government Fund, Institutional Shares and Preferred Shares of Daily Assets Government Fund and Daily Assets Cash Fund, Universal Shares of Daily Assets Cash Fund, Daily Assets Government Fund and Daily Assets Government Obligations Fund, and B and C Shares of Daily Assets Cash Fund.

PROSPECTUS

  DECEMBER 31, 2007


DAILY ASSETS CASH FUND

DAILY ASSETS GOVERNMENT FUND

DAILY ASSETS TREASURY FUND

PREFERRED SHARES
UNIVERSAL SHARES
INSTITUTIONAL SERVICE SHARES
INSTITUTIONAL SHARES
INVESTOR SHARES
                                 MONARCH FUNDS
THREE MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  TABLE OF CONTENTS



                  SUMMARY                                  1

                       Investment Objectives               1

                       Principal Investment Strategies     1

                       Principal Investment Risks          2

                  PERFORMANCE                              3

                  FEE TABLES                               5

                  MANAGEMENT                               7

                       The Adviser                         7

                       Other Service Providers             7

                       Fund Expenses                       7

                  YOUR ACCOUNT                             8

                       How to Contact the Funds            8

                       General Information                 8

                       Buying Shares                       9

                       Selling Shares                     12

                       Exchange Privileges                14

                       Retirement Accounts                14

                  OTHER INFORMATION                       15

                       Additional Investment Policies     15

                       Classes of Shares                  15

                       Distributions                      15

                       Taxes                              15

                       Organization                       16

                  FINANCIAL HIGHLIGHTS                    17

 MONARCH FUNDS
--------------------------------------------------------------------------------

  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

TREASURY SECURITY means a security that is issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.

This Prospectus offers the following classes of shares of three money market funds -- Daily Assets Cash Fund, Daily Assets Government Fund and Daily Assets Treasury Fund, (each a "Fund," and collectively, the "Funds"):

                       CLASS                       MINIMUM INITIAL INVESTMENT
  Preferred Shares                                        $10,000,000*
  Universal Shares (Daily Assets Treasury Fund not         $1,000,000
  offered in this class)
  Institutional Service Shares                              $100,000

         Institutional Shares (Daily Assets Treasury Fund not $100,000
         offered in this class)
         Investor Shares                                       $5,000

* Preferred Shares of Daily Assets Treasury Fund have not commenced operations as of the date of this prospectus.


INVESTMENT OBJECTIVES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to maintain a stable net asset value of $1.00 per share by:
  .   Investing in a diversified portfolio of Money Market Securities
  .   Investing in securities with remaining maturities of 397 days or less
  . Maintaining a dollar weighted average maturity of its investments of 90 days or less


Under normal circumstances, each Fund's primary investments are:


            FUND                              PRIMARY INVESTMENTS
Daily Assets Cash Fund       Invests in a broad spectrum of Money Market Securities
                             including:
                             . Securities issued by financial institutions, such as
                                 certificates of deposit, bankers' acceptances and
                                 time deposits
                             . Securities issued by domestic companies, such as
                                 commercial paper
                             . Government Securities
                             . Repurchase Agreements
Daily Assets Government Fund At least 80% of net assets plus borrowings invested in
                             Government Securities and Repurchase Agreements
                             backed by Government Securities
Daily Assets Treasury Fund   At least 80% of net assets plus borrowings invested in
                             Treasury Securities and Repurchase Agreements backed
                             by Treasury Securities

In the event that Daily Assets Cash Fund, Daily Assets Government Fund or Daily Assets Treasury Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  .   The security subsequently fails to meet the Adviser's investment criteria
  .   Funds are needed for another purpose


PRINCIPAL INVESTMENT RISKS


An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.



The principal risks of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.


CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a repurchase agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund, moderate for Daily Assets Government Fund and least for Daily Assets Treasury Fund.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the adviser or the Fund's Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, a Fund may become the holder of a restructured security or of underlying assets. In that case, a Fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.


MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.


MORTGAGE-BACKED SECURITY RISK Mortgage-backed and asset-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return of a Fund.


COMPANY RISK The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.


STRUCTURED SECURITY RISK Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a Fund.

 MONARCH FUNDS
--------------------------------------------------------------------------------

  PERFORMANCE

The following charts and tables provide some indication of the risks of investing in a Fund by showing changes in performance and average annual investment returns from year to year. To obtain current yield information, call toll-free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following charts shows the average annual total returns for the last ten full calendar years that Universal Shares of Daily Assets Cash Fund, Universal Shares of Daily Assets Government Fund and Institutional Service Shares of Daily Assets Treasury Fund have operated. The tables show the best and worst quarterly returns during these periods.

                                                           YEAR ENDED DECEMBER 31,
                                              1997    1998    1999   2000   2001   2002   2003   2004   2005   2006

DAILY ASSETS CASH FUND
(UNIVERSAL SHARES)

Best Quarter:  1.65% (quarter ended 12/31/00)

Worst Quarter: 0.22% (quarter ended 6/30/04)                                            [CHART]

                                                 1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
                                                -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
                                                5.56%  5.55%  5.17%  6.41%  4.91%  1.71%  1.09%  1.21%  3.12%   4.98%




The calendar year-to-date return as of September 30, 2007 for Preferred Shares is 3.98%; for Universal Shares is 3.92%; for Institutional Service Shares is 3.73%; for Institutional Shares is 3.64%; and for Investor Shares is 3.43%.


The following table lists average annual total returns as of December 31, 2006:

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
PREFERRED SHARES              5.06%     2.49%        N/A        2.53%         8/10/01
UNIVERSAL SHARES              4.98%     2.41%      3.88%        4.12%         12/1/92
INSTITUTIONAL SERVICE SHARES  4.72%       N/A        N/A        2.50%          6/9/03
INSTITUTIONAL SHARES          4.59%     2.05%      3.49%        3.79%         7/15/93
INVESTOR SHARES               4.31%     1.76%      3.22%        3.46%         6/16/95



                                                           YEAR ENDED DECEMBER 31,
                                              1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

DAILY ASSETS GOVERNMENT FUND
(UNIVERSAL SHARES)

Best Quarter:  1.63% (quarter ended 12/31/00)

Worst Quarter: 0.22% (quarter ended 6/30/04)                                            [CHART]

                                                1997   1998   1999   2000   2001   2002   2003   2004   2005  2006
                                               -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                               5.56%  5.49%  5.06%  6.35%  4.05%  1.78%  1.05%  1.24%  3.13%  4.97%



The calendar year-to-date return as of September 30, 2007 for Preferred Shares is 3.95%; for Universal Shares is 3.89%; for Institutional Service Shares is 3.70%; for Institutional Shares is 3.60%; and for Investor Shares is 3.39%.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------




The following table lists average annual total returns as of December 31, 2006:

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
PREFERRED SHARES              5.06%     2.51%        N/A        2.55%          8/10/01
UNIVERSAL SHARES              4.97%     2.42%      3.85%        4.09%         10/29/92
INSTITUTIONAL SERVICE SHARES  4.71%       N/A        N/A        2.50%           6/9/03
INSTITUTIONAL SHARES          4.59%     2.05%      3.46%        3.76%          7/15/93
INVESTOR SHARES               4.31%     1.77%        N/A        2.56%         12/30/99



                                                           YEAR ENDED DECEMBER 31,
                                              1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

DAILY ASSETS TREASURY FUND
(INSTITUTIONAL SERVICE SHARES)

Best Quarter:  1.53% (quarter ended 12/31/00)

Worst Quarter: 0.13% (quarter ended 6/30/04)                                            [CHART]

                                                1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
                                               -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                               5.05%  4.96%  4.57%  5.91%  3.53%  1.26%  0.64%  0.86%  2.75%  4.55%




The calendar year-to-date return as of September 30, 2007 for Institutional Service Shares is 3.47% and for Investor Shares is 3.17%.


The following table lists average annual total returns as of December 31, 2006:

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
INSTITUTIONAL SERVICE SHARES  4.55%     2.00%      3.39%        3.67%          7/12/93
INVESTOR SHARES               4.15%     1.60%      2.99%        3.17%         10/25/95

 MONARCH FUNDS
--------------------------------------------------------------------------------

  FEE TABLES


The following tables describe the various fees and expenses that you will pay if you invest in a share class of a Fund. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2007. Expenses are stated as a percentage of a Fund's average net assets. There are no charges to purchase or redeem Fund shares.


DAILY ASSETS CASH FUND


ANNUAL FUND OPERATING EXPENSES                                                  INSTITUTIONAL
(expenses that are deducted from Fund assets) PREFERRED SHARES UNIVERSAL SHARES SERVICE SHARES
    Management Fees                                0.04%            0.04%           0.04%
    Distribution (Rule 12b-1) Fees                 0.00%            0.00%           0.00%
    Other Expenses                                 0.19%            0.26%           0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES           0.23%/(A)/       0.30%/(C)/      0.54%/(B)/



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) INSTITUTIONAL SHARES INVESTOR SHARES
    Management Fees                                  0.04%              0.04%
    Distribution (Rule 12b-1) Fees                   0.00%              0.25%
    Other Expenses                                   0.59%              0.60%
    TOTAL ANNUAL FUND OPERATING EXPENSES             0.63%/(D)/         0.89%/(E)/


DAILY ASSETS GOVERNMENT FUND


ANNUAL FUND OPERATING EXPENSES                                                  INSTITUTIONAL
(expenses that are deducted from Fund assets) PREFERRED SHARES UNIVERSAL SHARES SERVICE SHARES
    Management Fees                                0.04%            0.04%           0.04%
    Distribution (Rule 12b-1) Fees                 0.00%            0.00%           0.00%
    Other Expenses                                 0.19%            0.27%           0.53%
    TOTAL ANNUAL FUND OPERATING EXPENSES           0.23%/(A)/       0.31%/(C)/      0.57%/(B)/



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) INSTITUTIONAL SHARES INVESTOR SHARES
    Management Fees                                  0.04%              0.04%
    Distribution (Rule 12b-1) Fees                   0.00%              0.25%
    Other Expenses                                   0.63%              0.62%
    TOTAL ANNUAL FUND OPERATING EXPENSES             0.67%/(D)/         0.91%/(E)/


DAILY ASSETS TREASURY FUND


  ANNUAL FUND OPERATING EXPENSES                INSTITUTIONAL
  (expenses that are deducted from Fund assets) SERVICE SHARES INVESTOR SHARES
      Management Fees                               0.04%           0.04%
      Distribution (Rule 12b-1) Fees                0.00%           0.25%
      Other Expenses                                0.67%           0.73%
      TOTAL ANNUAL FUND OPERATING EXPENSES          0.71%/(B)/      1.02%/(E)/


/(a) /The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.12%. These waivers and reimbursements may be reduced, increased or eliminated at any time.
/(b) /The administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.45%. These waivers and reimbursements may be reduced, increased or eliminated at any time.
/(c) /The administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.20%. These waivers and reimbursements may be reduced, increased or eliminated at any time.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


/(d) /The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.57%. These waivers and reimbursements may be reduced, increased or eliminated at any time.
/(e) /The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.84%. These waivers and reimbursements may be reduced, increased or eliminated at any time.


EXAMPLE

The following are hypothetical examples intended to help you compare the cost of investing in shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

DAILY ASSETS CASH FUND


                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     PREFERRED SHARES               $24       $ 74        $130     $  293
     UNIVERSAL SHARES               $31       $ 97        $169     $  381
     INSTITUTIONAL SERVICE SHARES   $55       $173        $302     $  677
     INSTITUTIONAL SHARES           $64       $202        $351     $  786
     INVESTOR SHARES                $91       $284        $493     $1,096


DAILY ASSETS GOVERNMENT FUND


                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     PREFERRED SHARES               $24       $ 74        $130     $  293
     UNIVERSAL SHARES               $32       $100        $174     $  393
     INSTITUTIONAL SERVICE SHARES   $58       $163        $318     $  714
     INSTITUTIONAL SHARES           $68       $214        $373     $  835
     INVESTOR SHARES                $93       $290        $504     $1,120


DAILY ASSETS TREASURY FUND


                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     INSTITUTIONAL SERVICE SHARES   $ 73      $227        $395     $  883
     INVESTOR SHARES                $104      $325        $563     $1,248

 MONARCH FUNDS
--------------------------------------------------------------------------------

  MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in each Fund's Statement of Additional Information ("SAI").

THE ADVISER


The investment adviser of each Fund is Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund. Messrs. Fischer and Singer control the Adviser. As of August 31, 2007, the Adviser had approximately $1.04 billion in assets under management.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.


A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2007.


OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC ("Citi", previously known as "Citigroup") provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

Citi or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.


FUND EXPENSES


Each class of each Fund pays for its operating expenses from its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance and its applicable share classes' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers and expense reimbursements are reflected in the section "Fee Table."

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds for an account application or for further information as follows:


            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Monarch Funds            TO:
               P.O. Box 182218             Comerica Bank
               Columbus, OH                ABA #121137522
               43218-2218                  FOR CREDIT TO:
                                           Citigroup Fund
            TELEPHONE US TOLL-FREE         Services, LLC
            AT:                            Account # 1891488817
               (800) 754-8757              (Name of Fund) -
                                           (Name of Share Class)
                                           (Your Name)
                                           (Your Account Number)


GENERAL INFORMATION


You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 9 through 14). Investments are not accepted or invested by a Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time) and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve closes early (typically on the business day preceding a Federal holiday -- for 2008 -- January 18, February 15, March 20, May 23, July 3, August 29, October 10, November 10, November 26, December 24, and December 31) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.


If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.


WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund values the securities in its portfolio on an amortized cost basis.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Funds may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Adviser may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about a Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such

 MONARCH FUNDS
--------------------------------------------------------------------------------

payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Funds' SAI.

DISTRIBUTION AND SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Investor Shares of each Fund pay the Distributor 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Agreement under which the Institutional Shares, Institutional Service Shares and Investor Shares of each applicable Fund pays the shareholder servicing agent 0.20% of the average daily net assets of Investor Shares for the servicing of shareholder accounts. Because these share classes pay distribution and/or shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan and the shareholder servicing agent may pay any fee received under the Shareholder Service Agreement to the Adviser or other financial institutions that provide distribution and shareholder services with respect to the applicable share classes.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, make a check payable to "Monarch Funds" or to one or more owners of the account and endorsed to "Monarch Funds." For all other accounts, your check must be made payable on its face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in each class is set forth in the table below. Certain exchanges into Investor Shares may be subject to lower initial investment minimums.

                                   CLASS                                    MINIMUM INITIAL INVESTMENT
Preferred Shares                                                                   $10,000,000
Universal Shares (Daily Assets Treasury Fund not offered in this class)            $1,000,000
Institutional Service Shares                                                        $100,000
Institutional Shares (Daily Assets Treasury Fund not offered in this class)         $100,000
Investor Shares                                                                      $5,000

The Funds reserve the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


ACCOUNT REQUIREMENTS

                     TYPE OF ACCOUNT                                              REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS        .Instructions must be signed by all persons required to
Individual accounts are owned by one person, as are sole     sign exactly as their names appear on the account
proprietorship accounts. Joint accounts have two or more
owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                .Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money to a    account under the UGMA or the UTMA The
child and obtain tax benefits                                custodian must sign instructions in a manner
                                                             indicating custodial capacity
CORPORATIONS/OTHER                                        .Submit a certified copy of its articles of incorporation
                                                             (or a government-issued business license or other
                                                             document that reflects the existence of the entity) and
                                                             corporate resolution or secretary's certificate
TRUSTS                                                    .The trust must be established before an account can be
                                                             opened Provide the first and signature pages from the
                                                             trust document identifying the trustees

INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents)                                                      money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT                                                  BY SYSTEMATIC INVESTMENT
..Call or write us for an account application                    .Complete the systematic investment section of the
..Complete the application (and other required                      application
   documents)                                                   .Attach a voided check to your application
..Call us to fax the completed application (and other            .Mail us the completed application and voided check
   required documents) and we will assign you an account        .We will electronically debit your purchase proceeds
   number                                                          from your selected financial institution
..Mail us your original application (and other required
   documents)
..We will electronically debit your purchase proceeds
   from the financial institution account identified on your
   account application


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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 MONARCH FUNDS
--------------------------------------------------------------------------------



When you open an account, each Fund will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.


Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes.


The Fund may reject your application under its Anti-Money Laundering Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or Distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                           HOW TO SELL YOUR SHARES
BY MAIL
..   Prepare a written request including:
  .   Your name(s) and signature(s)
  .   Your account number
  .   [Fund name] - [Name of Share Class]
  .   The dollar amount or number of shares you want to sell
  .   How and where to send the redemption proceeds
..   Obtain a signature guarantee (if required)
..   Obtain other documentation (if required)
..   Mail us your request and documentation
BY WIRE
..   Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
..   Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
..   Mail us your request (See "By Mail")
BY CHECK
..   Write a check against your account balance (See "Check Writing Privileges")
..   Your investment will continue to earn distributions until your check is presented to the Fund for payment
BY TELEPHONE
..   Call us with your request (unless you declined telephone redemption privileges on your account application)
..   Provide the following information:
  .   Your account number
  .   Exact name(s) in which the account is registered
  .   Additional form of identification
..   Redemption proceeds will be:
  .   Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
..   Complete the systematic withdrawal section of the application
..   Attach a voided check to your application
..   Mail us your completed application


WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern
Time) or an earlier time (if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

CHECK WRITING PRIVILEGES You may redeem shares by writing checks provided by the Funds against your account balance. Contact the transfer agent for information on applying for check writing privileges. When your check is presented for payment,

 MONARCH FUNDS
--------------------------------------------------------------------------------

the Trust will deduct shares from your shareholder account in an amount equal to the amount of the check as long as you have a sufficient number of shares to cover the amount of the check. The Trust charges a $10 fee for all checks presented in amounts less than $500. The Trust deducts this fee directly from your shareholder account.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .   Written requests to redeem $100,000 or more
  .   Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below the amounts set forth by class in the table below, a Fund may ask you to increase your balance. If the account value is still below such amount after 60 days, a Fund may close your account and send you the proceeds.


                                   CLASS                                    MINIMUM ACCOUNT VALUE
Preferred Shares (Daily Assets Treasury Fund not offered in this class)           $100,000
Universal Shares (Daily Assets Treasury Fund not offered in this class)           $50,000
Institutional Service Shares                                                      $10,000
Institutional Shares (Daily Assets Treasury Fund not offered in this class)        $5,000
Investor Shares                                                                    $1,000


REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you.

EXCHANGE PRIVILEGES

You may exchange shares of a particular share class of a Fund for shares of the same share class of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state. Before exchanging into any Fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


                         HOW TO EXCHANGE YOUR SHARES
BY MAIL
..   Prepare a written request including:
  .   Your name(s) and signature(s)
  .   Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  .   The dollar amount or number of shares you want to sell (and exchange)
..   Open a new account and complete an account application if you are requesting different shareholder privileges
..   Obtain a signature guarantee (if required)
..   Mail us your request and documentation
BY TELEPHONE
..   Call us with your request (unless you declined telephone redemption privileges on your account application)
..   Provide the following information:
  .   Your account number(s)
  .   Exact name(s) in which account is registered
  .   Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers Individual Retirement Accounts ("IRA"), including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

 MONARCH FUNDS
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  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Funds operate in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. All restrictions relating to maturity, credit quality and diversification are interpreted in accordance with that rule.

The Funds may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES


Each Fund offers Investor Shares and Institutional Service Shares. Daily Assets Cash Fund and Daily Assets Government Fund also offer Universal Shares, Institutional Shares and Preferred Shares. Institutional Shares and Institutional Service Shares are sold to banks, trust companies and certain other financial institutions for their own and their customer accounts. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. Preferred and Universal Shares are sold to institutional investors. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. You may obtain prospectuses describing B Shares and C Shares by contacting the transfer agent. Each class has different fees and investment minimums.


DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


Each Fund intends to operate in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash.

The Funds' distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Funds' distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. The Fund expects that its distributions will primarily consist of net investment income. Distributions may also be subject to certain state and local taxes.


A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.


A Fund will send you information about the income tax status of distributions paid during the year after December 31 of each year.


For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

 MONARCH FUNDS
--------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS



The following tables are intended to help you understand the performance of the Funds and their respective share classes. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2007, which is available upon request.



                           SELECTED DATA FOR A SINGLE SHARE
                  ----------------------------------------------
                                                                                                             Net
                                                                                                          Assets at
                  Beginning                  Net       Distributions  Distributions  Ending                End of
   Year Ended     Net Asset    Net        Realized       From Net       From Net    Net Asset              Period
   August 31,     Value Per Investment     Gain on      Investment      Realized      Value     Total      (000's
(except as noted)   Share     Income     Investments      Income          Gains     Per Share Return/(b)/ Omitted)
DAILY ASSETS CASH FUND
Preferred Shares
      2007          $1.00     $0.05/(d)/        -/(f)/    $(0.05)           -         $1.00     5.37%     $ 69,354
      2006           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     4.56%      101,504
      2005           1.00      0.03/(d)/    (0.01)         (0.02)           -          1.00     2.49%       39,746
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     1.04%       19,166
      2003           1.00      0.01             -          (0.01)           -          1.00     1.37%        2,979
Universal Shares
      2007           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     5.29%      102,838
      2006           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     4.48%       78,698
      2005           1.00      0.02/(d)/        -/(f)/     (0.02)           -          1.00     2.41%       39,274
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     0.96%       35,892
      2003           1.00      0.01             -          (0.01)           -          1.00     1.29%      104,842
Institutional Service Shares
      2007           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     5.02%       54,799
      2006           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     4.22%       54,766
      2005           1.00      0.02/(d)/        -/(f)/     (0.02)           -          1.00     2.15%       27,137
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     0.71%       26,423
      2003/(e)/      1.00         -/(f)/        -              -/(f)/       -          1.00     0.18%       36,876
Institutional Shares
      2007           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     4.90%      104,420
      2006           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     4.10%       99,321
      2005           1.00      0.02/(d)/        -/(f)/     (0.02)           -          1.00     2.03%       56,650
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     0.59%       95,985
      2003           1.00      0.01             -          (0.01)           -          1.00     0.92%       92,186
Investor Shares
      2007           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     4.62%      236,993
      2006           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     3.82%      207,458
      2005           1.00      0.02/(d)/        -/(f)/     (0.02)           -          1.00     1.76%      236,742
      2004           1.00         -/(f)/        -/(f)/         -/(f)/       -          1.00     0.32%      394,665
      2003           1.00      0.01             -          (0.01)           -          1.00     0.64%      303,389
B Shares
      2007           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     3.78%          490
      2006           1.00      0.03/(d)/        -/(f)/     (0.03)           -          1.00     2.99%          323
      2005/(e)/      1.00      0.01/(d)/        -/(f)/     (0.01)           -          1.00     0.92%           30
C Shares
      2007           1.00      0.04/(d)/        -/(f)/     (0.04)           -          1.00     3.78%        1,694
      2006           1.00      0.03/(d)/        -/(f)/     (0.03)           -          1.00     2.99%          868
      2005/(e)/      1.00      0.01/(d)/        -/(f)/     (0.01)           -          1.00     0.93%           36
DAILY ASSETS GOVERNMENT FUND
Preferred Shares
      2007          $1.00     $0.05/(d)/        -/(f)/    $(0.05)           -         $1.00     5.35%     $140,173
      2006           1.00      0.04/(d)/        -          (0.04)           -          1.00     4.57%      111,921
      2005           1.00      0.02/(d)/        -          (0.02)           -          1.00     2.52%       21,316
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     1.04%       23,386
      2003           1.00      0.01             -          (0.01)           -          1.00     1.40%       11,549
Universal Shares
      2007           1.00      0.05/(d)/        -/(f)/     (0.05)           -          1.00     5.26%       29,134
      2006           1.00      0.04/(d)/        -          (0.04)           -          1.00     4.49%       42,523
      2005           1.00      0.02/(d)/        -          (0.02)           -          1.00     2.43%       24,779
      2004           1.00      0.01             -/(f)/     (0.01)           -          1.00     0.96%      113,881
      2003           1.00      0.01             -          (0.01)           -          1.00     1.29%      114,173


    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
    Average Net Assets/(a)/
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(c)/   Income


 0.12%       0.23%       5.24%
 0.12%       0.23%       4.61%
 0.12%       0.32%       2.64%
 0.12%       0.31%       1.06%
 0.12%       0.30%       1.39%

 0.20%       0.30%       5.16%
 0.20%       0.29%       4.41%
 0.20%       0.34%       2.32%
 0.20%       0.27%       0.94%
 0.20%       0.28%       1.24%

 0.45%       0.54%       4.91%
 0.45%       0.56%       4.27%
 0.45%       0.60%       2.04%
 0.45%       0.54%       0.71%
 0.45%       0.58%       0.76%

 0.57%       0.63%       4.79%
 0.57%       0.65%       4.16%
 0.57%       0.68%       1.97%
 0.57%       0.63%       0.59%
 0.57%       0.61%       1.01%

 0.84%       0.89%       4.52%
 0.84%       0.88%       3.76%
 0.84%       0.91%       1.71%
 0.84%       0.87%       0.32%
 0.84%       0.86%       0.68%

 1.65%      21.75%       3.72%
 1.65%      48.98%       3.39%
 1.65%     161.82%       1.20%

 1.65%       6.59%       3.71%
 1.65%      15.85%       3.50%
 1.64%     158.38%       1.23%


 0.12%       0.23%       5.22%
 0.12%       0.18%       4.34%
 0.12%       0.18%       2.56%
 0.12%       0.18%       1.06%
 0.11%       0.25%       1.05%

 0.20%       0.31%       5.14%
 0.20%       0.30%       4.36%
 0.20%       0.25%       2.12%
 0.20%       0.26%       0.95%
 0.20%       0.28%       1.26%

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


                          SELECTED DATA FOR A SINGLE SHARE
                  --------------------------------------------
                                                                                                           Net
                                                                                                        Assets at
                  Beginning                  Net     Distributions  Distributions  Ending                End of
   Year Ended     Net Asset    Net        Realized     From Net       From Net    Net Asset              Period
   August 31,     Value Per Investment     Gain on    Investment      Realized      Value     Total      (000's
(except as noted)   Share     Income     Investments    Income          Gains     Per Share Return/(b)/ Omitted)
DAILY ASSETS GOVERNMENT FUND (CONT.)
Institutional Service Shares
      2007          1.00       0.05/(d)/      -/(f)/     (0.05)           -         1.00      5.01%       37,480
      2006          1.00       0.04/(d)/      -          (0.04)           -         1.00      4.23%       46,873
      2005          1.00       0.02/(d)/      -          (0.02)           -         1.00      2.18%       55,420
      2004          1.00          -/(f)/      -/(f)/         -/(f)/       -         1.00      0.71%       55,142
      2003/(e)/     1.00          -/(f)/      -              -/(f)/       -         1.00      0.16%       76,273
Institutional Shares
      2007          1.00       0.05/(d)/      -/(f)/     (0.05)           -         1.00      4.88%       74,905
      2006          1.00       0.04/(d)/      -          (0.04)           -         1.00      4.11%       73,843
      2005          1.00       0.02/(d)/      -          (0.02)           -         1.00      2.06%       56,843
      2004          1.00       0.01           -/(f)/     (0.01)           -         1.00      0.59%       73,575
      2003          1.00       0.01           -          (0.01)           -         1.00      0.91%       90,740
Investor Shares
      2007          1.00       0.05/(d)/      -/(f)/     (0.05)           -         1.00      4.60%      100,663
      2006          1.00       0.04/(d)/      -          (0.04)           -         1.00      3.83%       67,747
      2005          1.00       0.02/(d)/      -          (0.02)           -         1.00      1.78%       62,560
      2004          1.00       0.01           -/(f)/     (0.01)           -         1.00      0.32%       64,028
      2003          1.00       0.01           -          (0.01)           -         1.00      0.64%       47,383


    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
    Average Net Assets/(a)/
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(c)/   Income


 0.45%      0.57%        4.89%
 0.45%      0.51%        4.20%
 0.45%      0.50%        2.10%
 0.45%      0.51%        0.69%
 0.45%      0.58%        0.70%

 0.57%      0.67%        4.78%
 0.57%      0.61%        4.03%
 0.57%      0.61%        2.05%
 0.57%      0.62%        0.58%
 0.57%      0.63%        0.92%

 0.84%      0.91%        4.50%
 0.84%      0.88%        3.80%
 0.84%      0.87%        1.74%
 0.84%      0.86%        0.32%
 0.84%      0.89%        0.63%




/(a)/Annualized for periods less than one year.
/(b)/Not annualized for periods less than one year.
/(c)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(d)/Calculated based on average shares outstanding during the period. /(e)/From the commencement of operations of Institutional Service Shares from
    June 9, 2003 through August 31, 2003.
/(f)/Less than $0.01 per share.


                          SELECTED DATA FOR A SINGLE SHARE
                  --------------------------------------------
                                                                                                      Net
                                                                                                   Assets at
                  Beginning                  Net     Distributions  Distributions  Ending           End of
   Year Ended     Net Asset    Net        Realized     From Net       From Net    Net Asset         Period
   August 31,     Value Per Investment     Gain on    Investment      Realized      Value   Total   (000's
(except as noted)   Share     Income     Investments    Income          Gains     Per Share Return Omitted)
DAILY ASSETS TREASURY FUND
Institutional Service Shares/(b)/
      2007          $1.00     $0.05/(c)/      -/(d)/    $(0.05)           -         $1.00   4.79%   $ 8,768
      2006           1.00      0.04/(c)/      -          (0.04)           -          1.00   4.06%    15,131
      2005           1.00      0.02/(c)/      -/(d)/     (0.02)           -          1.00   2.03%    11,876
      2004           1.00      0.01           -          (0.01)           -          1.00   0.59%    15,552
      2003           1.00      0.01           -          (0.01)           -          1.00   0.84%    35,074
Investor Shares
      2007           1.00      0.04/(c)/      -/(d)/     (0.04)           -          1.00   4.39%    65,987
      2006           1.00      0.04/(c)/      -          (0.04)           -          1.00   3.65%    58,811
      2005           1.00      0.02/(c)/      -/(d)/     (0.02)           -          1.00   1.64%    46,946
      2004           1.00         -/(d)/      -              -/(d)/       -          1.00   0.20%    56,217
      2003           1.00         -/(d)/      -              -/(d)/       -          1.00   0.45%    96,827


    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
    Average Net Assets/(a)/
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(a)/   Income


 0.45%      0.71%        4.71%
 0.45%      0.82%        4.01%
 0.45%      0.69%        1.92%
 0.45%      0.56%        0.57%
 0.45%      0.67%        0.84%

 0.84%      1.02%        4.30%
 0.84%      1.02%        3.61%
 0.84%      0.97%        1.61%
 0.84%      0.89%        0.18%
 0.84%      0.90%        0.45%


/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/On April 23, 2003, Institutional Shares were renamed Institutional Service
    Shares.
/(c)/Calculated based on average shares outstanding during the period. /(d)/Less than $0.01 per share.
/(e)/On July 22, 2003, Institutional Shares were redesignated as Universal
    Shares.

                                 MONARCH FUNDS

                                 DAILY ASSETS
                                   CASH FUND

                                 DAILY ASSETS
                                GOVERNMENT FUND

                                 DAILY ASSETS
                                 TREASURY FUND





MONARCH FUNDS


P.O. BOX 182218

COLUMBUS, OHIO 43218-2218


                                (800) 754-8757
FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
   Additional information about each Fund's investments is available in the
              Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
          The SAI provides more detailed information about each Fund and is incorporated by reference, and thus is part of, this Prospectus.

                             CONTACTING THE FUNDS
 You can get free copies of the Funds' annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                                 Monarch Funds

                                P.O. Box 182218
                           Columbus, Ohio 43218-2218

                                (800) 754-8757


The annual/semi-annual reports and the SAI are available on the Funds' website at http://www.monarchadvisors.com.


                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review a Fund's annual/semi-annual reports, the SAI and other information about a Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained
                 by calling the SEC at (202) 551-8090. You can
                  get copies of this information, for a fee,
                          by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

     Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its http://www.sec.gov.


                                  DISTRIBUTOR
                          Foreside Fund Services, LLC

                           http://www.foresides.com


                   Investment Company Act File No. 811-6742

                                110-US-PU-0107

PROSPECTUS

  DECEMBER 31, 2007


DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

UNIVERSAL SHARES
                                    MONARCH
                                     FUNDS
A MONEY MARKET FUND THAT SEEKS TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  TABLE OF CONTENTS



                  SUMMARY                                  1

                       Investment Objective                1

                       Principal Investment Strategies     1

                       Principal Investment Risks          2

                  PERFORMANCE                              3

                  FEE TABLES                               4

                  MANAGEMENT                               5

                       The Adviser                         5

                       Other Service Providers             5

                       Fund Expenses                       5

                  YOUR ACCOUNT                             6

                       How to Contact the Fund             6

                       General Information                 6

                       Buying Shares                       7

                       Selling Shares                      9

                       Exchange Privileges                10

                  OTHER INFORMATION                       11

                       Additional Investment Policies     11

                       Distributions                      11

                       Taxes                              11

                       Organization                       11

                  FINANCIAL HIGHLIGHTS                    12

 MONARCH FUNDS
--------------------------------------------------------------------------------

  SUMMARY


DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.

This Prospectus offers Universal Shares of Daily Assets Government Obligations Fund, a money market fund (the "Fund"). Universal Shares have a $1,000,000 minimum initial investment.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable net asset value of $1.00 per share by:
  .   Investing in a diversified portfolio of Money Market Securities

  . Under normal circumstances, investing at least 80% of its net assets plus borrowings in Government Securities that generally are exempt from state and local income taxes (in the event the Fund changes this policy, the Fund will notify shareholders at least 60 days before such change becomes effective)

  .   Investing in securities with remaining maturities of 397 days or less
  . Maintaining a dollar weighted average maturity of its investments of 90 days or less

The investment adviser for the Fund (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Fund's investments. The Adviser searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the Fund
  .   The security subsequently fails to meet the Adviser's investment criteria
  .   Funds are needed for another purpose

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.


The principal risks of the Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by the Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of the Fund's investments. Increases in interest rates may cause a decline in the value of the Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.


CREDIT RISK The value of a security held by the Fund may decline if the security's credit rating is downgraded or credit quality otherwise falls. In the worst case, an issuer of a security or a repurchase agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.


If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the adviser or the Fund's Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, a Fund may become the holder of a restructured security or of underlying assets. In that case, a Fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.


MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.


MORTGAGE-BACKED SECURITY RISK Mortgage-backed and asset-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return of a Fund.

COMPANY RISK The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

STRUCTURED SECURITY RISK Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a Fund.

 MONARCH FUNDS
--------------------------------------------------------------------------------

  PERFORMANCE

The following charts and table provide some indication of the risks of investing in Universal Shares of the Fund by showing changes in performance and average annual investment returns from year to year. To obtain current yield information, call toll free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following charts show the average annual total return for each full calendar year that Universal Shares have operated. The table shows the best and worst quarterly returns during these periods.

                                                     YEARS ENDED DECEMBER 31,
                                              1999       2000      2001      2002      2003      2004      2005      2006

DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

Best Quarter:  1.61% (quarter ended 12/31/00)

Worst Quarter: 0.20% (quarter ended 06/30/04)                                     [CHART]

                                              1999      2000     2001     2002    2003      2004      2005     2006
                                              ----      ----     ----     ----    ----      ----      ----     ----
                                              5.07%    6.29%     3.98%    1.56%   1.00%     1.13%     2.96%    4.79%



The calendar year-to-date return as of September 30, 2007 is 3.74%.


The following table lists the average annual total return as of December 31, 2006.

                       ONE YEAR FIVE YEARS SINCE INCEPTION INCEPTION DATE
      UNIVERSAL SHARES  4.79%     2.28%         3.44%          7/1/98

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  FEE TABLES


The following table describes the various fees and expenses that you will pay if you invest in Universal Shares of the Fund. Expenses for the Fund are based on amounts incurred for the fiscal year ended August 31, 2007. Expenses are stated as a percentage of the Fund's average net assets. There are no charges to purchase or redeem Fund shares.



              ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from Fund assets)
                Management Fees                             0.05%
                Distribution (Rule 12b-1) Fees              None
                Other Expenses                              0.74%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/   0.79%



(a)The fund accountant, administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses of the Fund to 0.20%. These waivers and reimbursements may be reduced, increased or eliminated at any time.


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Universal Shares of the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund's Universal Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that Total Annual Fund Operating Expenses remains as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                   ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                     $81       $252        $439      $978

 MONARCH FUNDS
--------------------------------------------------------------------------------

  MANAGEMENT

The Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board and the Trust's executive officers is in the Statement of Additional Information ("SAI").

THE ADVISER


The investment adviser of the Fund is Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds. Messrs. Fischer and Singer control the Adviser. As of August 31, 2007, the Adviser had approximately $1.04 billion in assets under management.

The Adviser receives an annual advisory fee 0.05% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the year ended August 31, 2007.


OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC ("Citi", previously known as "Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

Citi or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Fund.


FUND EXPENSES


The Fund pays for its operating expenses from its own assets. Expenses of Universal Shares consist of its own expenses as well as Trust expenses that are allocated among classes of shares and all other funds of the Trust. The Adviser and other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and its applicable share classes' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  YOUR ACCOUNT

HOW TO CONTACT THE FUND

You may contact the Fund for an account application or for further information as follows:


WRITE TO US AT:             ACH OR WIRE INVESTMENTS TO:
   Citigroup Fund              Comerica Bank
   Services, LLC               ABA #121137522
   Attn: Daily Assets          FOR CREDIT TO:
   Government                  Citigroup Fund
   Obligations Fund -          Services, LLC
   Universal Shares            Account # 1891488817
   P.O. Box 182218
   Columbus,                   Re: Daily Assets Government Obligations Fund -
   OH 43218-2218                   Universal Shares
                                   (Your Name)
TELEPHONE US AT:
   (800) 754-8757                  (Your Account Number)


GENERAL INFORMATION


You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by the Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or Federal Reserve closes early (typically on the business day preceding a Federal holiday -- for 2008 -- January 18, February 15, March 20, May 23, July 3, August 29, October 10, November 10, November 26, December 24 and December 31) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.


If you purchase shares directly from the Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.


WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of 4:00 p.m., Eastern Time (1:00 p.m., Pacific Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Day"). The time at which the NAV is calculated may also change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, the Fund values the securities in its portfolio on an amortized cost basis.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations. Consult a representative of your financial institution for more information.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Adviser may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations

 MONARCH FUNDS
--------------------------------------------------------------------------------

and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Fund's SAI.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be made payable on their face to "Monarch Funds". A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Universal Shares is $1,000,000.

The Fund reserves the right to waive the minimum investment amount, if deemed appropriate by Fund Officers.

ACCOUNT REQUIREMENTS

                    TYPE OF ACCOUNT                                              REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS       .Instructions must be signed by all persons required to
Individual accounts are owned by one person, as are sole    sign exactly as their names appear on the account
proprietorship accounts. Joint accounts have two or more
owners (tenants)
CORPORATIONS/OTHER                                       .Submit a certified copy of its articles of incorporation
                                                            (or a government-issued business license or other
                                                            document that reflects the existence of the entity) and
                                                            corporate resolution or secretary's certificate
TRUSTS                                                   .The trust must be established before an account can be
                                                            opened
                                                         .Provide the first and signature pages from the trust
                                                            document identifying the trustees

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------


INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents)                                                      money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT
..Call or write us for an account
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..We will electronically debit your purchase proceeds
   from the financial institution account identified on your
   account application


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.


The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.


The Fund may reject your application under is Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

 MONARCH FUNDS
--------------------------------------------------------------------------------

FREQUENT PURCHASES Since the Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Fund need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, the Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day in which a redemption order is accepted by the transfer agent.

                           HOW TO SELL YOUR SHARES
BY MAIL
..   Prepare a written request including:
  .   Your name(s) and signature(s)
  .   Your account number
  .   Daily Assets Government Obligations Fund - Universal Shares
  .   The dollar amount or number of shares you want to sell
  .   How and where to send the redemption proceeds
..   Obtain a signature guarantee (if required)
..   Obtain other documentation (if required)
..   Mail us your request and documentation
BY WIRE
..   Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
..   Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
..   Mail us your request (See "By Mail")
BY TELEPHONE
..   Call us with your request (unless you declined telephone redemption privileges on your account application)
..   Provide the following information:
  .   Your account number
  .   Exact name(s) in which the account is registered
  .   Additional form of identification
..   Redemption proceeds will be:
  .   Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")


WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 9:00 a.m., Pacific Time (12:00 p.m. Eastern
Time) or an earlier time (if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by phone, you may overnight your redemption order.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .   Written requests to redeem $100,000 or more
  .   Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distributions proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.


SMALL ACCOUNTS If the value of your account falls below $50,000, the Fund may ask you to increase your balance. If the account value is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds.


REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations. (For example, if it represents more than 1% of the Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Universal Shares of the Fund for Universal Shares of another series of the Trust. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding funds available for exchange in your state. Before exchanging into the Fund, be sure to read its prospectus carefully. The Fund may change or cancel its exchange policies at any time. You will be notified of any changes.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                         HOW TO EXCHANGE YOUR SHARES
BY MAIL
..   Prepare a written request including:
  .   Your name(s) and signature(s)
  .   Your account number(s)
  .   The names of the fund and share class you are exchanging
  .   The dollar amount or number of shares you want to sell (and exchange)
..   Open a new account and complete an account application if you are requesting different shareholder privileges
..   Obtain a signature guarantee (if required)
..   Mail us your request and documentation
BY TELEPHONE
..   Call us with your request (unless you declined telephone redemption privileges on your account application)
..   Provide the following information:
  .   Your account number(s)
  .   Exact name(s) in which account is registered
  .   Additional form of identification

 MONARCH FUNDS
--------------------------------------------------------------------------------

  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Fund operates in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. All restrictions relating to maturity, credit and diversification are interpreted in accordance with that rule.

The Fund may hold cash in any amount. The Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Fund limits these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

DISTRIBUTIONS

The Fund declares distributions from its net investment income daily and pays these distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


The Fund intends to operate in a manner such that will not make it liable for Federal income or excise taxes. You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. The Fund expects that its distributions will primarily consist of net investment income. Distributions may also be subject to certain state and local taxes.


The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.


The Fund will send you information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.


ORGANIZATION

The Trust is a Massachusetts business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the performance of Universal Shares of the Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in the Fund's Universal Shares (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. The Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report dated
August 31, 2007, which is available upon request.



                               SELECTED DATA FOR A SINGLE SHARE
           ------------------------------------------------------------------------
                                                                                              Net
                                                                                           Assets at
           Beginning                  Net     Distributions Distributions  Ending           End of
           Net Asset    Net        Realized     From Net      from Net    Net Asset         Period
Year Ended Value Per Investment     Gain on    Investment     Realized    Value Per Total   (000's
August 31,   Share     Income     Investments    Income         Gains       Share   Return Omitted)
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
  UNIVERSAL SHARES/(B)/
   2007      1.00       0.05/(c)/     --/(d)/     (0.05)         --         1.00    5.10%   18,196
   2006      1.00       0.04/(c)/     --          (0.04)         --         1.00    4.30%   18,844
   2005      1.00       0.02/(c)/     --          (0.02)         --         1.00    2.27%   17,422
   2004      1.00       0.01          --/(d)/     (0.01)         --         1.00    0.91%   20,383
   2003      1.00       0.01          --          (0.01)         --         1.00    1.18%   24,752


    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
       Average Net Assets
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(a)/   Income


 0.20%      0.78%        4.99%
 0.20%      0.81%        4.24%
 0.20%      0.75%        2.22%
 0.20%      0.70%        0.86%
 0.20%      0.48%        1.14%


/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/On July 22, 2003, Institutional Shares were redesignated as Universal
     Shares.
/(c)/Calculated based on average shares outstanding during the period. /(d)/Less than $0.01 per share.

                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
   Additional information about the Fund's investments will be available in the Fund's annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
             The SAI provides more detailed information about the Fund and is incorporated by reference, and thus is part of, this Prospectus.

                              CONTACTING THE FUND

   You can get free copies of the Fund's annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:


                                 Monarch Funds

                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                (800) 754-8757


The annual/semi-annual reports and the SAI are available on the Fund's website at http://www.monarchadvisors.com.


                SECURITIES AND EXCHANGE COMMISSION INFORMATION
    You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
                                    You can
                  get copies of this information, for a fee,
                          by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov


 Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its http://www.sec.gov.


                                  DISTRIBUTOR
                          Foreside Fund Services, LLC

                           http://www.foresides.com


                   Investment Company Act File No. 811-6742

                                  110-PU-0107

                                 MONARCH FUNDS

                   DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

                               UNIVERSAL SHARES


                                 MONARCH FUNDS

                                P.O. BOX 182218
                           COLUMBUS, OHIO 43218-2218

                                (800) 754-8757

[Henderson
Global Investors]

                                                                     Prospectus


                                                              December 31, 2007


Daily Assets Cash Fund
   Investor Shares
   B Shares
   C Shares

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Daily Assets Cash Fund


Prospectus                                                    December 31, 2007


                                                                Investor Shares
                                                                       B Shares
                                                                       C Shares

This Prospectus contains important information about the investment objective, strategies and risks of the Daily Assets Cash Fund (the "Fund") that you should know before you invest in it. Please read it carefully and keep it with your investment records. The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund is a separate series of Monarch Funds.

TABLE OF CONTENTS


FUND SUMMARY...............................................................  4
Investment Objective.......................................................  4
Principal Investment Strategies............................................  4
Principal Investment Risks.................................................  5
PERFORMANCE INFORMATION....................................................  6
FEES AND EXPENSES SUMMARY..................................................  7
Shareholder Fees...........................................................  7
Annual Fund Operating Expenses.............................................  7
Example of Expenses........................................................  8
MANAGEMENT OF THE FUND.....................................................  9
The Adviser................................................................  9
Other Service Providers.................................................... 10
Fund Expenses.............................................................. 10
DESCRIPTION OF SHARE CLASSES............................................... 10
Applicable Sales Charge- B Shares.......................................... 11
Applicable Sales Charge- C Shares.......................................... 12
Contingent Deferred Sales Charge........................................... 12
Distribution and Service Fees.............................................. 14
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES................................ 15
General Information........................................................ 15
How to Purchase Shares..................................................... 16
Opening Your Account....................................................... 17
Adding to Your Account..................................................... 17
How to Exchange Shares..................................................... 17
How to Redeem Shares....................................................... 18
Other Considerations....................................................... 20
INVESTOR SERVICES AND PROGRAMS............................................. 21
Distribution Options....................................................... 21
Purchase and Redemption Programs........................................... 22
OTHER INFORMATION.......................................................... 22
Additional Investment Policies............................................. 22
Distributions.............................................................. 22
Tax Considerations......................................................... 23
Provision of Annual and Semi-Annual Reports and Prospectuses............... 23
FINANCIAL HIGHLIGHTS....................................................... 25


See Back Cover for Additional Information

FUND SUMMARY


DEFINITIONS


   MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

   GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.

   This Prospectus offers Investor Shares, B Shares and C Shares of Daily Assets Cash Fund (the "Fund"). Each share class has a $500 minimum initial investment. Investor Shares are available for purchase by exchange from the Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares and C Shares directly.

INVESTMENT OBJECTIVE

   The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund seeks to maintain a stable net asset value of $1.00 per share by:

   .   Investing in a diversified portfolio of Money Market Securities

   .   Investing in securities with remaining maturities of 397 days or less

   . Maintaining a dollar weighted average maturity of its investments of 90 days or less


   Under normal circumstances, the Fund primarily invests in a broad spectrum of Money Market Securities including:


   . Securities issued by financial institutions, such as certificates of deposit, bankers' acceptances and time deposits

   .   Securities issued by domestic companies, such as commercial paper

   .   Government Securities

   .   Repurchase Agreements

   These investments may also include debt and mortgage backed securities issued by government- sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

   The investment adviser for the Fund (the "Adviser") continuously monitors economic factors such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Fund's investments. The Adviser searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

   The Adviser may sell a security if:

   . Revised economic forecasts or interest rate outlook requires a repositioning of the Fund

   .   The security subsequently fails to meet the Adviser's investment criteria

   .   Funds are needed for another purpose

PRINCIPAL INVESTMENT RISKS


   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.



   The principal risks of the Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by the Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

   INTEREST RATE RISK Interest rates affect the value of the Fund's investments. Increases in interest rates may cause a decline in the value of the Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.


   CREDIT RISK The value of a security held by the Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a repurchase agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

   If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund's portfolio managers or the Funds' Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, a Fund may become the holder of a restructured security or of underlying assets. In that case, a Fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

   MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.


   MARKET RISK The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.


   MORTGAGE-BACKED SECURITY RISK Mortgage-backed and asset-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return of a fund.


   COMPANY RISK The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.


   STRUCTURED SECURITY RISK Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a Fund.


PERFORMANCE INFORMATION

The following chart and table provides some indication of the risks of investing in the Fund's Investor, B and C Shares by showing changes in performance and average annual investment returns from year to year. The performance of Investor Shares does not reflect the annual operating expenses for the B and C Shares, which are higher than those of Investor Shares. B Shares and C Shares would have lower annual returns than those of the Investor Shares because B and C Shares charge higher distribution fees than

Investor Shares. To obtain current yield information, call toll-free
(800)754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


The following chart shows the average annual total returns for each full calendar year that the Fund's Investor, B and C Shares have operated. The table shows the best and worst quarterly returns during these periods.

DAILY ASSETS CASH FUND (INVESTOR SHARES)


                 YEAR ENDED DECEMBER 31,
                  -----------------------
1997  1998  1999  2000  2001  2002  2003  2004  2005  2006
----  ----- ----- ----- ----- ----- ----- ----- ----- -----
4.90% 4.87% 4.49% 5.75% 3.55% 1.07% 0.44% 0.56% 2.46% 4.31%


Best Quarter:  1.49% (quarter ended 12/31/00)

Worst Quarter: 0.06% (quarter ended 6/30/04)

                                   [GRAPHIC]


The calendar year-to-date return as of September 30, 2007 is 3.43%.


DAILY ASSETS CASH FUND

The following table lists the average annual total returns of the Fund's Investor, B and C Shares for the periods ended December 31, 2006.

                                          ONE   FIVE   TEN    SINCE   INCEPTION
                                          YEAR  YEARS YEARS INCEPTION   DATE
                                          ----  ----- ----- --------- ---------
INVESTOR SHARES.......................... 4.31% 1.76% 3.22%   3.46%    7/16/95
B SHARES................................. 3.48%  N/A   N/A    2.45%   11/22/04
C SHARES................................. 3.48%  N/A   N/A    2.44%   11/17/04

To obtain current yield information, call toll-free 866.343.6337.

FEES AND EXPENSES SUMMARY


The following tables describe the various fees and expenses that you will pay if you invest in Investor Shares, B Shares or C Shares of the Fund. Expenses for the Fund are based on amounts incurred for the fiscal year ended August 31, 2007. Expenses are stated as a percentage of the Fund's average net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)/(A)/

                                                 INVESTOR    B          C
                                                  SHARES   SHARES     SHARES
                                                 -------- ------     ------

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of the Offering
  Price)........................................
                                                   None    None       None

Maximum Deferred Sales Charge (Load) Imposed on
  Redemptions (as a percentage of the Offering
  Price)........................................
                                                   None    5.00% (b)  1.00% (c)

Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions......................
                                                   None    None       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                         INVESTOR   B      C
                                                          SHARES  SHARES SHARES
                                                         -------- ------ ------
Management Fees(d)......................................   0.04%   0.04%  0.04%
Distribution and/or Service (12b-1) Fees................   0.25%   0.75%  0.75%
Other Expenses(e).......................................   0.60%  20.96%  5.80%
TOTAL ANNUAL FUND OPERATING EXPENSES(f).................   0.89%  21.75%  6.59%


(a) Certain dealers and financial intermediaries may charge a fee to process a purchase or sale of shares.

(b) The contingent deferred sales charge ("CDSC") payable upon redemption of B Shares declines over time. Please see "Description of Share Classes - Contingent Deferred Sales Charge" for this schedule.

(c) A CDSC of up to 1% may be imposed on certain redemptions of C Shares. The CDSC applies to redemptions of C Shares within 12 months of your original purchase of a Henderson Global Fund.

(d) Management fees will decrease on a breakpoint schedule as assets increase. Please see "Management of the Fund" for the breakpoints.

(e) Other expenses include shareholder services fees of 0.20%, with respect to Investor Shares and 0.25% with respect to B Shares and C Shares and are based on estimated amounts for the current fiscal year.

(f) Henderson Global Investors (North America), Inc. has contractually agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.65% for B Shares and C Shares through
    December 31, 2007. In addition, Henderson has contractually agreed to waive certain fees and reimburse expenses with respect to Investor Shares. Henderson's waivers and reimbursements may be reduced, increased, or eliminated only with the consent of the Fund's Board and administrator. The Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.84% for Investor Shares. In addition, the Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses with respect to B Shares and C Shares. These waivers and reimbursements may be reduced, increased, or eliminated at any time. The Distributor has agreed to voluntarily waive fees, with respect to B Shares and C Shares, when necessary to keep the Fund's yield above 0.00%. This agreement may be modified or discontinued at any time.

EXAMPLE OF EXPENSES

   The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in one of the Fund's classes and then redeem all of your shares at the end of those periods (paying the relevant contingent deferred sales charge for B Shares and C Shares). The example also assumes that your investment has a 5% annual return, that the Fund's total annual operating expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                         INVESTOR   B      C
                                                          SHARES  SHARES SHARES
                                                         -------- ------ ------
1 YEAR..................................................  $  91   $2,493 $  754
3 YEARS.................................................  $ 284   $5,433 $1,930
5 YEARS.................................................  $ 493   $7,440 $3,166
10 YEARS................................................  $1096   $9,995 $6,089


You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:


                                                         INVESTOR   B      C
                                                          SHARES  SHARES SHARES
                                                         -------- ------ ------
1 YEAR..................................................  $   91  $1,993 $  654
3 YEARS.................................................  $  284  $5,033 $1,930
5 YEARS.................................................  $  493  $7,140 $3,166
10 YEARS................................................  $1,096  $9,995 $6,089

MANAGEMENT OF THE FUND

   The Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board and the Trust's executive officers may be found in the Statement of Additional Information ("SAI").

THE ADVISER


   The investment adviser of the Fund is Monarch Investment Advisors, LLC,. 812
   N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds. Messrs. Fischer and Singer control the Adviser. As of August 31, 2007, the Adviser had approximately $1.04 billion in assets under management.


   The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Fund and two other money market funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.


   A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the year ended August 31, 2007.

OTHER SERVICE PROVIDERS


   Citigroup Fund Services, LLC ("Citi," previously known as "Citigroup") provides certain administration, portfolio accounting and transfer agency services to the Fund. Citi and other entities acting on behalf of the Fund also provide transfer agency services to the Fund (referred to herein as the "Transfer Agent").

   Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

   Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund.

   The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

   Citi or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Fund.


FUND EXPENSES


   The Fund pays for its own operating expenses from its own assets. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund or class. Any fee waiver or expense reimbursement increases the Fund's performance and its applicable share classes' performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers and expense reimbursements are reflected in the section "Fee Table."


DESCRIPTION OF SHARE CLASSES

   The Fund offers Investor Shares, B Shares and C Shares through this prospectus. Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. The share classes have different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.


   Please see the heading "Contingent Deferred Sales Charge" ("CDSC") for considerations concerning the calculation of the CDSC that apply to B Shares and C Shares.

   Here is a summary of the differences among the Classes of shares:

INVESTOR SHARES

   .   Shares do not convert to another Class.

   .   Lower annual expenses than B Shares and C Shares.

   . Investor Shares pay distribution and service fees up to a maximum of 0.45% of net assets annually.

   .   No CDSC.

B SHARES

   .   Higher annual expenses than Investor Shares.

   .   A CDSC on shares you sell within six years of purchase.

   . Automatic conversion to Investor Shares approximately eight years after issuance, thus reducing future annual expenses.

   . B Shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.

   .   CDSC is waived for certain types of redemptions.

C SHARES

   . A 1.00% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter.

   .   Shares do not convert to another Class.

   .   Higher annual expenses than Investor Shares.

   . C Shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.

   .   CDSC is waived for certain types of redemptions.

CHOOSING A CLASS

   Factors you should consider in choosing a Class of shares include:

   .   How long you expect to own the shares;

   .   How much you intend to invest;

   .   Total expenses associated with owning shares of each Class;

   .   Whether you qualify for any reduction or waiver of sales charges;

   .   Whether you plan to take any distributions in the near future;

   .   Availability of share Classes; and

   .   How share Classes affect payments to your financial adviser.

   Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share Class is best for you.


   If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions that are paid from various sources, such as from the sales charges and distribution and service fees.


APPLICABLE SALES CHARGE - B SHARES

   A CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for B Shares is set forth under "Contingent Deferred Sales Charge."

   If you exchange B Shares of the Fund for Class B shares of a Henderson Global Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.

   CONVERSION FEATURE - B SHARES

   . B Shares of the Fund automatically convert to Investor Shares of the Fund eight years after you originally acquired such shares from a Henderson Global Fund. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

   . After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Investor Shares, which will increase your investment return compared to the B Shares.

   . You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   . The dollar value of Investor Shares you receive will equal the dollar value of the B Shares converted.

   The Board of Trustees may suspend the automatic conversion of B shares to Investor Shares for legal reasons or due to the exercise of its fiduciary duty.

APPLICABLE SALES CHARGE - C SHARES

   A 1.00% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

   If you exchange C Shares of the Fund for Class C shares of a Henderson Global Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

   You pay a CDSC when you redeem:

   .   B Shares within six years of purchase; or

   .   C Shares within twelve months of purchase.

   The CDSC payable upon redemption of C Shares is 1.00%. The CDSC schedule for B Shares is set forth as follows:

YEARS SINCE PURCHASE                                                      CDSC
--------------------                                                      ----
First.................................................................... 5.00%
Second................................................................... 4.00%
Third.................................................................... 4.00%
Fourth................................................................... 3.00%
Fifth.................................................................... 2.00%
Sixth.................................................................... 1.00%
Seventh and thereafter................................................... 0.00%

   The CDSC is calculated based on the original net asset value per share ("NAV") at the time of your original investment in a Henderson Global Fund. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B shares or Class C shares of a Henderson Global Fund which you may have exchanged for B or C Shares of the Fund.


   You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of a Henderson Global Fund from the date you acquired the original shares of the other Fund and will include the time that shares are held in the Fund.


   For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After two years elapse, the shares have a NAV of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000; 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).


CDSC WAIVERS

   The Fund will waive the CDSC payable upon redemptions of shares for:

   . death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

   . benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

   . minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

   . withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

   TO BE ENTITLED TO A CDSC WAIVER, YOU MUST ASK FOR THE WAIVER AT THE TIME OF REDEMPTION.

CDSC AGING SCHEDULE

   As discussed above, certain investments in B Shares and C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

   Purchases of B Shares or C Shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

   No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

   The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

   Sales charge information regarding the Fund is not available on the Fund's website www.monarchadvisors.com because the Fund relies on other methods of transmission such as www.sec.gov and direct mailing to shareholders.

DISTRIBUTION AND SERVICE FEES

   The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of Investor Shares and 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Agreement under which the Fund pays the administrator 0.20% of the average daily net assets of Investor Shares and 0.25% of the average daily net assets of each of B Shares and C Shares for the servicing of shareholder accounts. Because Investor Shares, B Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service Agreement to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares, B Shares and C Shares including Henderson.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

   You may purchase, exchange and redeem Investor Shares, B Shares and C Shares of the Fund in the manner described below. Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

   GENERAL INFORMATION


   Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of any applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:


   . shareholder services' close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or

   . the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to shareholder services.

   The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee. Investments are not accepted or invested by the Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

   Shares become entitled to receive distributions on the day following purchase if the order is received in proper form by 4:00 p.m. Eastern Time, and payment is received the same day.


   On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank closes early (typically on the business day preceding a Federal holiday-for 2008-January 18, February 15, March 20, May 23, July 3, August 29, October 10, November 10, November 26, December 24 and December 31) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.


   WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, the Fund values the securities in its portfolio on an amortized cost basis. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the New York Stock Exchange ("NYSE") or Federal Reserve Bank are closed.

   TRANSACTIONS THROUGH THIRD PARTIES If you invest through a financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

   The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Adviser may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Fund's SAI.

PORTFOLIO HOLDINGS


   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


HOW TO PURCHASE SHARES

   INITIAL PURCHASE

   INVESTMENT MINIMUMS:

                                                     MINIMUM TO OPEN AN MINIMUM
TYPE OF ACCOUNT                                           ACCOUNT*      BALANCE
---------------                                      ------------------ -------
Regular.............................................        $500         $500
                                                            ----         ----
IRA and Roth IRA....................................        $500         $500
                                                            ----         ----
Coverdell Education Savings Account (Educational
  IRA)..............................................        $500         $500
                                                            ----         ----
Automatic Investment Plan...........................        $500         $500
                                                            ----         ----

   . Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion.

   The Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may avoid this by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund. The Fund reserves the right to liquidate your account regardless of size. The Fund also reserves the right to waive any investment minimum.

OPENING YOUR ACCOUNT

   Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You can open a new account in any of the following ways:

   . FINANCIAL ADVISER. You can establish an account by having your financial adviser process your exchange.

CURRENT SHAREHOLDERS MAY OPEN A NEW IDENTICALLY REGISTERED ACCOUNT BY:

   . TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from a Henderson Fund account to establish a new account.

   .   WIRE. Call 866.343.6337 to arrange for this transaction:

       State Street Bank and Trust Company
       Attn: Mutual Funds
       Boston, MA 02110
       ABA # 0110-0002-8
       Attn: Henderson Global Funds
       Deposit DDA #9905-541-0
       FBO: (please specify the Fund name, account number and name(s) on account)

   Generally, the Fund does not accept investments from non-U.S. residents.

ADDING TO YOUR ACCOUNT

   . Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly.

HOW TO EXCHANGE SHARES

   You may exchange your Fund shares for shares of the Henderson Global Funds. For a list of funds available for exchange, you may call the Transfer Agent. Not all funds or classes available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding funds and classes availability for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences.

   You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

   You can exchange your shares for shares of the same class of certain Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank are closed.

HOW TO REDEEM SHARES

   You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

   The Fund declares dividends daily and makes payments on the last business day of each month. Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.

   The Fund will not be available for redemptions to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank are closed. Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, but no later than 7 days from the purchase date.

   You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

   REDEEMING THROUGH YOUR FINANCIAL ADVISER

   You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

   REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

   . BY TELEPHONE. You can call shareholder services at 866.343.6337 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

   . BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of the Fund, your account number and the number of shares or dollar amount to be sold. MAIL TO:

   REGULAR MAIL                   OVERNIGHT MAIL
   Henderson Global Funds         Boston Financial Data Services
   PO Box 8391                    c/o Henderson Global Funds
   Boston, MA 02266-8391          66 Brooks Drive, Suite 8391
                                  Braintree, MA 02184
                                  866.343.6337

   . BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application.

       NOTE: IF AN ADDRESS CHANGE HAS OCCURRED WITHIN 30 DAYS OF THE REDEMPTION, A SIGNATURE GUARANTEE WILL BE REQUIRED.

   SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

   Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

   . You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary

   .   You want to redeem more than $200,000 in shares

   . You want your redemption check mailed to an address other than the address on your account registration

   .   Your address of record was changed within the past 30 days

   .   You want the check made payable to someone other than the account owner

   . You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

   . You may want your redemption proceeds wired to an account other than your account of record

   . Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS

   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, money orders, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

   An exchange request involves either a request to purchase or redeem shares of the Fund. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

   CUSTOMER IDENTITY VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

   If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your exchange will be rejected. If your exchange is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

   The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

   The Fund may delegate some or all of its responsibilities with respect to customer identification to third party service providers. Shares of the Fund are only available for purchase by exchange from shares of a Henderson Global Fund and any such customer identification will be conducted by the Henderson Global Fund at the time the account is initially established.

   The Fund may reject your exchange under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


   ANTI-MONEY LAUNDERING PROGRAM. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an anti-money laundering program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
   (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

   FREQUENT PURCHASES Since the Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Fund need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

   IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

   As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

   The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

   . Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

   . Dividend distributions in cash; capital gain distributions reinvested in additional shares;

   .   Dividend and capital gain distributions in cash; or

   . Dividend and capital gain distributions reinvested in additional shares of a Henderson Global Fund of your choice.

   Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date. See "Other Information--Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS

   For your convenience, the following purchase and redemption programs are made available to you with respect to Investor Shares, B Shares and C Shares, without extra charge:

   AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of shares of a Henderson Global Fund (Investor Shares for Class A shares). You may make exchanges of at least $50 with any of the Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

   REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

   DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of a Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of a Henderson Global Fund (Investor Shares for Class A shares).


   SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For B Shares and C Shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days notice.


OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

   The Fund operates in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. All restrictions relating to maturity, credit quality and diversification are interpreted in accordance with that rule.

   The Fund may hold cash in any amount. The Fund may also invest in other money market mutual funds that have substantially similar investment policies.

   Securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Fund limits these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

DISTRIBUTIONS

   The Fund declares distributions from its net investment income daily and pays those distributions monthly. In addition, the Fund pays capital gain distributions, if any, at least annually. Shares become entitled to receive distributions on the day following purchase if the order and payment are received in proper form by the Transfer Agent by 4:00 p.m. Eastern time.

   Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.

   All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

   See "Distribution Options" above for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

UNDELIVERABLE DISTRIBUTIONS

   If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions.

TAX CONSIDERATIONS


   The Fund intends to operate in a manner that will not make it liable for Federal income or excise tax. You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash.


   The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. The Fund expects that its distributions will primarily consist of net investment income. Distributions may also be subject to certain state and local taxes.


   The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability.


   The Fund will send you information about the income tax status of distributions paid during the year shortly after the end of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES

   The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

ORGANIZATION


   The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS


   The following table is intended to help you understand the performance of the Fund's Investor, B and C Shares. Certain information reflects results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in the Fund's Investor, B and C Shares (assuming the reinvestment of all distributions). The information in the table has been audited by KPMG LLP, the Fund's independent registered public accounting firm. The Fund's financial statements are included in the annual report for the fiscal year ended August 31, 2007, which is available upon request, without charge.



                                     SELECTED DATA FOR A SINGLE SHARE                              RATIOS/SUPPLEMENTAL DATA
           ------------------------------------------------------------------------------------- -------------------------------
                                                                                                 RATIOS TO AVERAGE NET ASSETS (A)
                                                                                                 -------------------------------
                                                                         ENDING           NET
YEAR                                                                      NET          ASSETS AT
ENDED      BEGINNING                         DISTRIBUTIONS DISTRIBUTIONS ASSET          END OF
AUGUST 31, NET ASSET    NET     NET REALIZED   FROM NET      FROM NET    VALUE  TOTAL   PERIOD               GROSS       NET
(EXCEPT AS VALUE PER INVESTMENT   GAIN ON     INVESTMENT     REALIZED     PER   RETURN  (000'S     NET      EXPENSES  INVESTMENT
NOTED)       SHARE     INCOME   INVESTMENTS     INCOME         GAINS     SHARE   (B)   OMITTED)  EXPENSES     (C)       INCOME
---------- --------- ---------- ------------ ------------- ------------- ------ ------ --------- --------   --------  ----------
 DAILY
   ASSETS
   CASH
   FUND
 INVESTOR
   SHARES
   2007...   $1.00      0.05(d)     -- f)        (0.05)         --        1.00   4.62%  236,993    0.84%       0.89%     4.52%
   2006...    1.00      0.04(d)      -- (f)      (0.04)         --        1.00   3.82%  207,458    0.84%       0.88%     3.76%
   2005...    1.00      0.02(d)      -- (f)      (0.02)         --        1.00   1.76%  236,742    0.84%       0.91%     1.71%
   2004...    1.00       -- (f)      -- (f)        -- (f)       --        1.00   0.32%  394,665    0.84%       0.87%     0.32%
   2003...    1.00      0.01          --         (0.01)         --        1.00   0.64%  303,389    0.84%       0.86%     0.68%
 DAILY
   ASSETS
   CASH
   FUND
 B SHARES
   (E)
   2007...   $1.00      0.04(d)      -- (f)      (0.04)         --       $1.00   3.78% $    490    1.65%      21.75%     3.72%
   2006...    1.00      0.03(d)      -- (f)      (0.03)         --        1.00   2.99%      323    1.65%      48.98%     3.39%
   2005...    1.00      0.01(d)      -- (f)      (0.01)         --        1.00   0.92%       30    1.65%     161.82%     1.20%
 DAILY
   ASSETS
   CASH
   FUND
 C
   SHARES
   (E)
   2007...   $1.00      0.04(d)      -- (f)      (0.04)         --       $1.00   3.78% $  1,694    1.65%       6.59%     3.71%
   2006...    1.00      0.03(d)      -- (f)      (0.03)         --        1.00   2.99%      868    1.65%      15.85%     3.50%
   2005...    1.00      0.01(d)      -- (f)      (0.01)         --        1.00   0.93%       36    1.64%     158.38%     1.23%


(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Reflects the expense ratio excluding any waivers and/or reimbursements.

(d) Calculated based on average shares outstanding during the period.

(e) B Shares commenced operations on November 22, 2004, and C Shares commenced operations on November 17, 2004.

(f) Less than $0.01 per share.

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL / SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")


Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE

Call 866.343.6337 for shareholder services or 866.443.6337 for other services

BY MAIL

Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO:

Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite 8391
Braintree, MA 02184
866.343.6337


The annual/semi-annual reports and the SAI are not available on the Fund's website http://www.monarchadvisors.com because the Fund relies on other methods of transmission such as http://www.sec.gov and direct mailing to shareholders.


SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov


Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its website at http://www.sec.gov


DISTRIBUTOR

Foreside Fund Services, LLC

http://www.foresides.com


                   Investment Company Act File No. 811-6742

MONARCH FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION


                               December 31, 2007



FUND INFORMATION:

Monarch Funds                    DAILY ASSETS CASH FUND
3435 Stelzer Road                DAILY ASSETS GOVERNMENT FUND
Columbus, Ohio 43219             DAILY ASSETS TREASURY FUND
(800) 754-8757


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC

P.O. Box 182218
Columbus, Ohio 43218-2218

(800) 754-8757


This Statement of Additional Information or "SAI" supplements the Prospectuses dated December 31, 2007 as may be amended from time to time, offering Preferred Shares, Universal Shares, Institutional Service Shares, Institutional Shares, and Investor Shares of the above-listed Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.


Certain information for the Funds included in the Prospectuses and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

MONARCH FUNDS


TABLE OF CONTENTS


GLOSSARY...................................................................   1

INVESTMENT POLICIES AND RISKS..............................................   2

INVESTMENT LIMITATIONS.....................................................   5

INVESTMENT BY FINANCIAL INSTITUTIONS.......................................   7

MANAGEMENT.................................................................   8

PORTFOLIO TRANSACTIONS.....................................................  16

PURCHASE AND REDEMPTION INFORMATION........................................  18

TAXATION...................................................................  20

OTHER MATTERS..............................................................  22

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

MONARCH FUNDS


GLOSSARY

As used in this SAI, the following terms have the meanings listed.


   "Accountant" means Citi.

   "Administrator" means Citi.


   "Adviser" means Monarch Investment Advisors, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means the U.S. Commodities Future Trading Commission.


   "Citi" means Citigroup Fund Services, LLC.


   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Comerica Bank, LLC, the custodian of the Funds' assets.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.


   "Fund" means Daily Assets Treasury Fund, Daily Assets Government Fund and/ or Daily Assets Cash Fund.


   "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


   "Transfer Agent" means Citi.


   "Trust" means Monarch Funds.


   "U.S." means United States.


   "1933 Act" means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

   "1940 Act" means the Investment Company Act of 1940, as amended and including rules and regulations promulgated thereunder.

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MONARCH FUNDS


INVESTMENT POLICIES AND RISKS


Under normal circumstances, the Daily Assets Government Fund and Daily Assets Treasury Fund will invest 80% of the value of its net assets and borrowings for investment purposes in Government Securities and repurchase agreements collateralized by these securities.


The following discussion supplements the disclosure in the Prospectuses about each Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7


Under Rule 2a-7 of the 1940 Act, each Fund normally must invest at least 95% of its total assets in securities that are (1) rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations or (2) unrated and determined to be of comparable quality. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less; will not purchase any instrument with a remaining maturity greater than 397 days; will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks; and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.


Pursuant to Rule 2a-7, the Board has established procedures to stabilize each Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from a Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES Each Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that a Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

Each Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, a Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

Daily Assets Cash Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET-BACKED SECURITIES Each Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). Daily Assets Treasury Fund may only purchase mortgage or asset-backed securities that are issued or guaranteed by the U.S. Treasury. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

MONARCH FUNDS


ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. No Fund may purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS Each Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by a Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK A Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, each Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast

MONARCH FUNDS

interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and a Fund's yield. To the extent that a Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. A Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. Each Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if a Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

Each Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery

MONARCH FUNDS

basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2. RISKS

At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables a Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by a Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F. ILLIQUID SECURITIES

1. GENERAL

Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

A Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders. The Board may authorize future investments in other securities not listed in the SAI.

INVESTMENT LIMITATIONS

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of a Fund is fundamental. Each Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. In the event that a Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

MONARCH FUNDS


For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A. FUNDAMENTAL LIMITATIONS

Each Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower;
(2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

THRIFT INVESTOR LIMITATIONS With respect to Daily Assets Government Fund, purchase or hold any security that: (1) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets; and (2) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Fund not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

B. NONFUNDAMENTAL LIMITATIONS

Each Fund may not:

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

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MONARCH FUNDS


LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

INVESTMENTBY FINANCIAL INSTITUTIONS

A. INVESTMENTS BY SHAREHOLDERS THAT ARE BANKS - DAILY ASSETS GOVERNMENT FUND

Daily Assets Government Fund invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Fund's investment portfolio will be modified accordingly, including by disposing of Fund securities or other instruments that no longer qualify under the Guidelines. In addition, the Fund does not intend to hold any securities or instruments that would be subject to restriction as to amount held by a national bank under Title 12, Section 24 (Seventh) of the United States Code. If the Fund includes any instruments that would be subject to a restriction as to amount held by a national bank, investment in the Fund may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Fund interests should qualify for a 20% risk-weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk-weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a Fund may be assigned to the 100% risk-weight category if it is determined that the Fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk-weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Fund. There are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Fund interests will be evaluated by bank examiners.

Before acquiring Daily Assets Government Fund shares (directly or indirectly), prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.

Shares of Daily Assets Government Fund held by national banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares (either directly or indirectly), and thereafter may be required to review its investment in the Fund for the purpose of verifying compliance with applicable federal banking laws, regulations and policies.

National banks generally must review their investment holdings of Daily Assets Government Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, Daily Assets Government Fund will make available to its investors' information relating to the size and composition of its portfolio.

B. INVESTMENTS BY SHAREHOLDERS THAT ARE CREDIT UNIONS - DAILY ASSETS TREASURY
   FUND

Daily Assets Treasury Fund limits its investments to those that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and
(15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Fund limits its investments to Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by Government Securities. Certain Government Securities owned by the Fund may be mortgage or asset-backed, but no such security will be: (1) a stripped mortgage backed security ("SMBS"); (2) a residual interest in a CMO or REMIC; or (3) a mortgage servicing right, a commercial mortgage related security or a small business related security. Each Fund may also invest in reverse repurchase agreements in accordance with 12 C.F.R. Section 703.100(j) to the extent otherwise permitted herein and in the Prospectuses.

MONARCH FUNDS


C. INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - DAILY ASSETS GOVERNMENT FUND

Daily Assets Government Fund limits its investments to those legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended.

MANAGEMENT


A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is 3435 Stelzer Road, Columbus, OH 43219, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.



                                                      TERM OF OFFICE AND
                                  POSITION                  LENGTH           PRINCIPAL OCCUPATION(S)
NAME                              WITH THE                 OF TIME                   DURING
AND BIRTH DATE                     TRUST                    SERVED                PAST 5 YEARS
--------------          ----------------------------- ------------------ -------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of the Board;        Trustee since 1989 Retired; Partner, Wolf, Block,
Born: November 9, 1943  Trustee;                      (Chairman since    Schorr and Solis-Cohen LLP (law
                        Chairman, Compliance          2004)              firm) 2002 - 2003; Partner,
                        Committee, Nominating                            Thelen Reid & Priest LLP (law
                        Committee and Qualified Legal                    firm) from 1995 - 2002.
                        Compliance Committee


Costas Azariadis        Trustee;                      Since 1989         Professor of Economics,
Born: February 15, 1943 Chairman, Valuation Committee                    Washington University since
                                                                         2006; Professor of Economics
                                                                         University of California-Los
                                                                         Angeles 1992-2006.

James C. Cheng          Trustee;                      Since 1989         President, Technology Marketing
Born: July 26, 1942     Chairman, Audit Committee                        Associates (marketing company
                                                                         for small- and medium-sized
                                                                         businesses in New England).
INTERESTED TRUSTEE

John Y. Keffer          Trustee;                      Since 1989         President, Forum Foundation (a
Born: July 15, 1942     Chairman, Contracts Committee                    charitable organization) since
                                                                         2005; President, Forum Trust,
                                                                         LLC (a non-depository trust
                                                                         company) since 1997; President,
                                                                         Citigroup Fund Services, LLC
                                                                         ("Citigroup") 2003 - 2005;
                                                                         President, Forum Financial
                                                                         Group, LLC ("Forum") (a fund
                                                                         services company acquired by
                                                                         Citibank, N.A. in 2003).

MONARCH FUNDS



                                       TERM OF OFFICE AND
                          POSITION           LENGTH                PRINCIPAL OCCUPATION(S)
NAME                      WITH THE          OF TIME                        DURING
AND BIRTH DATE             TRUST             SERVED                     PAST 5 YEARS
--------------         --------------- ------------------ -----------------------------------------
OFFICERS

Anthony R. Fischer Jr. President;          Since 2006     Co-Chairman and President, Monarch
Born: April 15, 1948   Principal                          Investment Advisors, LLC since 2006;
                       Executive                          President Castle Asset Management, Inc.
                       Officer                            since 1992

Jack J. Singer         Treasurer;          Since 2006     Co-Chairman and Chief Executive
Born May 27, 1944      Principal                          Officer, Monarch Investment Advisors,
                       Financial                          LLC since 2006; Chairman and Chief
                       Officer                            Executive Officer Coronado Investment
                                                          Management, LLC since 2005; Executive
                                                          Director, Forum Investment Advisors,
                                                          LLC 2005-2006; Senior Managing
                                                          Director, Comerica Securities, Inc. 2001-
                                                          2005.

Beth P. Hanson         Vice President/     Since 2003     Relationship Manager, Citigroup since
Born: July 15, 1966    Assistant                          2003; Relationship Manager, Forum 1999
                       Secretary                          - 2003.

Velvet R. Regan        Secretary           Since 2007     Assistant Counsel, Citi Fund Services
Born: July 17, 1978                                       Ohio, Inc. (f/k/a BISYS Fund Services
                                                          Ohio, Inc.) since September 2006;
                                                          Associate Attorney, Gilmartin Magence
                                                          Camile & Ross, LLP (law firm) February
                                                          2006 through September 2006; Tax
                                                          Administrator, State Street Corporation
                                                          (financial services provider) 2000-2002.


B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                         AGGREGATE DOLLAR RANGE OF
                                                  OWNERSHIP AS OF DECEMBER 31, 2006 IN ALL
                      DOLLAR RANGE OF BENEFICIAL           REGISTERED INVESTMENT
                     OWNERSHIP IN THE TRUST AS OF COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
TRUSTEES                  DECEMBER 31, 2006               OF INVESTMENT COMPANIES
--------             ---------------------------- ----------------------------------------
INTERESTED TRUSTEES
John Y. Keffer......             None                           $1 - $10,000
Independent Trustees
Costas Azariadis....             None                                   None
James C. Cheng......             None                                   None
J. Michael Parish...             None                          Over $100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the

MONARCH FUNDS


Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2007, the Audit Committee met 5 times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders of interests in Trust series. During the fiscal year ended August 31, 2007, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2007 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, the senior officers of the Trust, and a senior representative of the investment advisor to the Trust series requiring fair valuation. The Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2007, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended August 31, 2007, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended August 31, 2007, the Compliance Committee did not meet.


E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended August 31, 2007.



                                                                      TOTAL
                                                                  COMPENSATION
                                                     COMPENSATION FROM FUND AND
TRUSTEE                                               FROM FUNDS  FUND COMPLEX
-------                                              ------------ -------------
John Y. Keffer......................................   $24,316       $49,500
Costas Azariadis....................................   $24,316       $49,500
James C. Cheng......................................   $24,316       $49,500
J. Michael Parish...................................   $31,927       $65,000

MONARCH FUNDS


F. INVESTMENT ADVISER

1. SERVICES OF ADVISER

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing a Fund's investments and effecting portfolio transactions for the Fund.

2. OWNERSHIP OF ADVISER


The investment adviser of each Fund is Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund.


3. FEES

With respect to Daily Assets Treasury Fund, Daily Assets Cash Fund and Daily Assets Government Fund, the Adviser receives an advisory fee at an annual rate of 0.06% for the first $200 million in combined assets of the Funds, 0.04% of the next $300 million in assets, and 0.03% of the remaining assets. For Daily Assets Cash Fund, the administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.45% for Preferred Shares, 0.20% for Universal Shares, 0.45% for Institutional Service Shares, 0.20% for Institutional Shares, and 0.84% for Investor Shares. For Daily Assets Government Fund, the administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.12% for Preferred Shares, 0.20% for Universal Shares, 0.45 for Institutional Service Shares, 0.57 for Institutional Shares, and 0.84% for Investor Shares. For Daily Assets Treasury Fund, the administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.45% for Institutional Service Shares and 0.84% for Investor Shares. These waivers and reimbursements may be reduced, increased or eliminated at any time.


Table 1 in Appendix B shows the dollar amount paid by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by each Fund for the past three fiscal years.


4. OTHER


The Adviser is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement dated December 30, 2005, remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees who are not parties to the agreements or interested persons of any such party (other than the Trustees of the Trust).


The Advisory Agreement is terminable with respect to each Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. DISTRIBUTOR


1. SERVICES OF DISTRIBUTOR

The Distributor (also known as the principal underwriter) of the shares of each Fund is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a distribution agreement with the Trust (the "Distribution Agreement") dated February 11, 2003, as amended, and restated October 1, 2004, the Distributor acts as the distributor of the Trust in connection with the continuous offering of each Fund. The Distributor continually distributes shares of each Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively the "Financial Institutions") for distribution of Fund shares (see "Purchases through Financial Institutions"). These financial institutions may charge a fee for their services. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

MONARCH FUNDS



INVESTORS WHO PURCHASE SHARES THROUGH FINANCIAL INSTITUTIONS WILL BE SUBJECT TO THE PROCEDURES OF THOSE INSTITUTIONS THROUGH WHOM THEY PURCHASE SHARES, WHICH MAY INCLUDE CHARGES, INVESTMENT MINIMUMS, CUTOFF TIMES AND OTHER RESTRICTIONS IN ADDITION TO, OR DIFFERENT FROM, THOSE LISTED HEREIN. INFORMATION CONCERNING ANY CHARGES OR SERVICES WILL BE PROVIDED TO CUSTOMERS BY THE FINANCIAL INSTITUTION THROUGH WHICH THEY PURCHASE SHARES. INVESTORS PURCHASING SHARES OF A FUND THROUGH FINANCIAL INSTITUTIONS SHOULD ACQUAINT THEMSELVES WITH THEIR INSTITUTION'S PROCEDURES AND SHOULD READ THE PROSPECTUS IN CONJUNCTION WITH ANY MATERIAL AND INFORMATION PROVIDED BY THEIR INSTITUTION. THE FINANCIAL INSTITUTION, AND NOT ITS CUSTOMERS, WILL BE THE SHAREHOLDER OF RECORD, ALTHOUGH CUSTOMERS MAY HAVE THE RIGHT TO VOTE SHARES DEPENDING UPON THEIR ARRANGEMENT WITH THE INSTITUTION.

2. DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Independent Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

3. DISTRIBUTION PLAN

The Trust has adopted a Rule 12b-1 plan for Investor Shares of each Fund and B Shares and C Shares of Daily Assets Cash Fund under which each Fund is authorized to pay to the Distributor or any other entity approved by the board (collectively, "Payees") as compensation for the distribution-related and/or shareholder services provided by the entities, an aggregate fee equal to 0.25% of the average daily net assets of Investor Shares and 0.75% for B Shares and C Shares. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The plan is a core component of the ongoing distribution of Investor Shares and B and C shares.

The Plan provides that Payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of a Fund's shares and expenses of sales and (2) providing services to holders of shares related to their investment in a Fund, including without limitation, providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of a Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of a Fund's shares for sale to the public.

MONARCH FUNDS



The Plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a Payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the Fund's Investor Shares or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without approval by shareholder of all Investor Shares of the Fund and that other material amendments of the Plan must be approved by the Independent Trustees. The Board may terminate the Plan at any time by a majority of the Independent Trustees, or by the shareholders of a Fund's Investor Shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its shares.

Table 3 in Appendix B shows the dollar amount of fees paid, waived, and paid under the Plan with respect to each Fund for the past three fiscal years.

4. FEES


The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.


5. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended, and restated June 1, 2005, and
August 8, 2006, and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


For making available the CCO, and AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of
(i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or gross negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS for Compliance Services, the amount of the fees waived by FCS and the actual fees paid to FCS for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


H. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust dated September 30, 2004, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend

MONARCH FUNDS

disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


For its services, the Administrator receives a fee with respect to each class of each Fund at an annual rate of 0.11% of the average daily net assets of each Fund except for B Shares and C Shares of Daily Assets Cash Fund, for which there is also a $25,000 annual fee.


The Administration Agreement with respect to each Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to a Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to each Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.


Table 4 in Appendix B shows the dollar amount of the fees paid by each Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by each Fund to the Administrator for the past three fiscal years.


2. TRANSFER AGENT


The Transfer Agent serves as transfer agent and distribution paying agent, pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement") dated November 24, 2005, as amended and restated January 1, 2005. The Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.


The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to a Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

3. SHAREHOLDER SERVICE AGREEMENT


The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") dated February 11, 2003, as amended, and restated September 14, 2004, with respect to B Shares, C Shares, Institutional Shares, Investor Shares, and Institutional Service Shares of each Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of each class except B Shares and C Shares for which the fee is 0.25%. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding B Shares, C Shares, Institutional, Investor, and Institutional Service Shares.


The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Independent Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Independent Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or the Administrator.

MONARCH FUNDS


The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and
(7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.

Table 5 in Appendix B shows the dollar amount of fees paid by each class of each Fund to the Administrator under the Shareholder Services Agreement, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.

4. FUND ACCOUNTANT


As Fund Accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust dated November 24, 2003, as amended and restated January 1, 2005, Citi provides fund accounting services to each Fund . These services include calculating the NAV of each Fund and preparing the Funds' financial statements and tax returns.


The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 per year for each additional class for each Fund. The Accountant also receives certain surcharges and out of pocket expenses.

The Accounting Agreement with respect to each Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to each Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to a Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 6 in Appendix B shows for the past three fiscal years the dollar amount paid by the Funds to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant for the past three fiscal years.

5. CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets.


For its services, the Custodian receives a monthly maintenance fee of 0.01% per Fund plus certain other transaction fees and asset-based fees. The fees are accrued daily by the Funds and are paid monthly based on average net assets.


Comerica Bank is the Custodian of each Fund. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.

6. LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


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7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm audits the annual financial statements of each Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of each Fund.


PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for each Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Funds will pay brokerage commissions, however, in the event a Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which a Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for each Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interest holders of that Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.


No Fund paid brokerage commissions during fiscal years ended August 31, 2007, 2006 and 2005.


A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust including the Funds. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during each Fund's last fiscal year; or
(3) sold the largest amount of a Fund's shares during each Fund's last fiscal year.

Table 7 of Appendix B lists each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

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C. PORTFOLIO HOLDINGS

Portfolio holdings of the Funds are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Funds' semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of those periods. You may request a copy of the Funds' latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Funds' top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Funds' investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

A Fund's nonpublic portfolio holdings information may be released to certain persons who provide services on behalf of each Fund or to its service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio has regular and continuous access to a Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS), mailing services and financial printers may have access to a Fund's nonpublic portfolio holdings information on an ongoing basis. A Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and a Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.


From time to time the Adviser also may disclose nonpublic information regarding a Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential;
(2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting regarding the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.


No compensation is received by the Funds, nor, to the Funds' knowledge, paid to the Adviser or any other person in connection with the disclosure of the Funds' portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Funds' portfolio holdings. The Funds' service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Funds' portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by a Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

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There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Funds accept orders for the purchase or redemption of shares on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


Not all Funds or classes may be available for sale in the state in which you reside. Please check with your investment professional to determine a Fund's or class' availability.


B. ADDITIONAL PURCHASE INFORMATION


Shares of each Fund or class thereof are sold on a continuous basis by the Distributor at NAV.


Each Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C. IRAS


All contributions into an IRA through systematic investments are treated as IRA contributions made in the year the investment is received.


Each Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Funds at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

D. UGMAS/UTMAS

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

E. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

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If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (2) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (3) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

G. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

H. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund or if the amount to be redeemed is large enough to affect a Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

I. DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, a Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

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TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.


This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.


All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of each Fund is August 31 (the same as the Funds' fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

1. MEANING OF QUALIFICATION


As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net short-term capital gain over its net long-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:


   . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

   . The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

   . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by a Fund will not qualify for the dividends-received deduction for corporate shareholders.


Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals through December 31, 2010, at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of each Fund, it is expected that none of a Fund's distributions will be treated as "qualified dividend income".


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Each Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to a Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from a Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.


If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder, except as described below, will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

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In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in a Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in a Fund.

OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Funds operated under a master-feeder fund structure whereby they sought to achieve their respective investment objectives by investing all of their investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.


As of the date hereof, the Trust's series consists of the Funds and Daily Assets Government Obligations Fund. Daily Assets Government Fund and Daily Assets Cash Fund offer shares of beneficial interest in Investor Share, Preferred Share, Institutional Share, Institutional Service Share and Universal Share classes. Additionally, Daily Assets Cash Fund offers shares of beneficial interest in B Share and C Share classes. Daily Assets Treasury Fund offers shares of beneficial interest in Institutional Service Share and Investor Share classes. Daily Assets Government Obligations Fund offers shares of beneficial interest in a Universal Share class. Each class of a series may have a different expense ratio and its expenses will affect each class' performance.


The Funds are not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Trust and each Fund will continue indefinitely until terminated.

2. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

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MONARCH FUNDS


A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3. CERTAIN REORGANIZATION TRANSACTIONS OF THE TRUST OR ITS SERIES

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B. FUND OWNERSHIP


As of December 27, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund and class.

As of December 18, 2007 certain shareholders of record owned 5% or more of a Fund or class. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a Fund or class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 17, 2007,, the following persons beneficially or of record owned 25% or more of the shares of a Fund and may be deemed to control the Fund.



FUND/CLASS               NAME AND ADDRESS                    SHARES     PERCENT
----------               ------------------------------  -------------- -------
Daily Assets Government/ Arete Therapeutics, Inc         16,455,266.400  30.65
Preferred                3912 Trust Way
                         Hayward, CA 94545

                         CMA Bank for Secured Parties    14,617,350.170  27.23
                         FBO TWC Asian Film- Sinking
                         Fund Reserve
                         2000 Avenue of the Stars,
                         Suite 210
                         Los Angeles, CA 90064

Daily Assets Government/ CMA Bank for Secured Parties    24,044,771.090  35.75
Universal                FBO TWC Asian Film- Sinking
                         Fund Reserve
                         2000 Avenue of the Stars,
                         Suite 210
                         Los Angeles, CA 90064

                         Axioma, Inc.                    23,659,635.660  35.17
                         17 State Street, Suite
                         New York, NY 10004

Daily Assets Cash/       Calhoun Co.                     76,063,455.620  64.99
Preferred                Lafayette Street
                         ATTN: Fund production, mail
                         code 3455)
                         C?O Comerica bank
                         Detroit, MI 48226

Daily Assets Cash/       Cooley, Godward, Kronish, LLP   59,867,377.710  39.04
Universal                101 California Street, 5th
                         Floor
                         San Francisco, CA 94111

Daily Assets Treasury/   National Yiddish Book Center     2,511,285.650  31.09
Institutional            1021 West Street
                         Amherst, MA 01002-3375

Daily Assets Government/ Dennis Group, Inc.              19,493,617.910  43.65
Institutional            1391 Main Street
                         Springfield, MA 01103

MONARCH FUNDS


C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of a Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each Fund's property of any shareholder or former shareholder held personally liable for the obligations of a Fund. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available
(1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 and (2) on the SEC's website at www.sec.gov.

E. REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. FINANCIAL STATEMENTS


The financial statements of the Funds for the year ended August 31, 2007, which are included in the Funds' annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

                                                                  MONARCH FUNDS


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS

MOODY'S

  AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  NOTE Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                                                  MONARCH FUNDS


SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

 PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           .   Leading market positions in well-established industries.

           .   High rates of return on funds employed.

           . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           . Well-established access to a range of financial markets and assured sources of alternate liquidity.

 PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

 S&P

   A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 FITCH

 F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

 F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

                                                                  MONARCH FUNDS


APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES


The fees paid by the Funds under the Investment Advisory Agreement for the years ended August 31, 2007, 2006, and 2005:



YEAR ENDED                           DAILY ASSETS  DAILY ASSETS   DAILY ASSETS
AUGUST 31,                            CASH FUND   GOVERNMENT FUND TREASURY FUND
----------                           ------------ --------------- -------------
   2007.............................   $226,022      $148,264        $31,390
   2006.............................   $154,072      $461,173        $24,831
   2005.............................   $132,398      $465,725        $44,636


TABLE 2 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor.


                                              COMPLIANCE  COMPLIANCE COMPLIANCE
YEAR ENDED AUGUST 31,                         FEE ACCRUED FEE WAIVED  FEE PAID
---------------------                         ----------- ---------- ----------
2007
Daily Assets Cash Fund.......................  $  3,652       $0      $  3,652
Daily Assets Government Fund.................  $ 11,056       $0      $ 11,056
Daily Assets Treasury Fund...................  $ 10,283       $0      $ 10,283
2006
Daily Assets Cash Fund.......................  $ 39,568       $0      $ 39,568
Daily Assets Government Fund.................  $111,220       $0      $111,220
Daily Assets Treasury Fund...................  $  7,808       $0      $  7,808
2005
Daily Assets Cash Fund.......................  $ 31,043       $0      $ 31,043
Daily Assets Government Fund.................  $103,471       $0      $103,471
Daily Assets Treasury Fund...................  $ 11,668       $0      $ 11,668


TABLE 3 - DISTRIBUTION FEES

The fees paid by the Funds (including their predecessors) under the Distribution Plan for the past three years were:

DAILY ASSETS CASH FUND


                                            CONTRACTUAL  FEE     FEE
YEAR ENDED AUGUST 31,                           FEE     WAIVED   PAID
---------------------                       ----------- ------ --------
2007
Investor Shares............................  $500,917     $0   $500,917
B Shares...................................  $  1,692     $0   $  1,692
C Shares...................................  $  6,677     $0   $  6,677
2006
Investor Shares............................  $562,632     $0   $562,632
B Shares...................................  $    807     $0   $    807
C Shares...................................  $  2,516     $0   $  2,516
2005
Investor Shares............................  $580,256     $0   $580,256
B Shares (from 11/22/04 through 8/31/05)...  $    216     $0   $    216

                                                                  MONARCH FUNDS


DAILY ASSETS GOVERNMENT FUND


                                            CONTRACTUAL  FEE     FEE
YEAR ENDED AUGUST 31,                           FEE     WAIVED   PAID
---------------------                       ----------- ------ --------
2007
Investor Shares............................  $221,806     $0   $221,806
2006
Investor Shares............................  $155,986     $0   $155,986
2005
Investor Shares............................  $175,374     $0   $175,374

DAILY ASSETS TREASURY FUND

2007
Investor Shares............................  $164,836     $0   $164,836
2006
Investor Shares............................  $146,160     $0   $146,160
2005
Investor Shares............................  $147,943     $0   $147,943



For the fiscal year ended August 31, 2007, the fees paid under the Distribution Plan were made to financial institutions that make the Funds' Investor Shares available for sale to their clients and for marketing of the Funds' Investor Shares. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees.


TABLE 4 - ADMINISTRATION FEES

The fees paid by the Funds under the Administration Agreement for the past three years were:

DAILY ASSETS CASH FUND


                                            CONTRACTUAL   FEE      FEE
YEAR ENDED AUGUST 31,                           FEE      WAIVED    PAID
---------------------                       ----------- -------- --------
2007
Preferred Shares...........................  $171,903   $137,211 $ 34,692
Universal Shares...........................  $ 79,603   $ 65,730 $ 13,873
Institutional Service Shares...............  $ 62,820   $ 42,831 $ 19,989
Institutional Shares.......................  $105,965   $ 55,286 $ 50,679
Investor Shares............................  $220,404   $ 91,096 $129,308
B Shares...................................  $ 23,987   $      0 $ 23,987
C Shares...................................  $ 24,718   $      0 $ 24,718
2006
Preferred Shares...........................  $ 59,716   $ 57,087 $  2,629
Universal Shares...........................  $ 60,604   $ 50,927 $  9,676
Institutional Service Shares...............  $ 32,907   $ 24,771 $  8,136
Institutional Shares.......................  $ 68,080   $ 32,647 $ 35,433
Investor Shares............................  $ 68,080   $ 32,647 $ 35,433
B Shares...................................  $ 25,111   $      0 $ 25,111
C Shares...................................  $ 25,345   $      0 $ 25,345
2005
Preferred Shares...........................  $ 23,027   $ 23,027 $      0
Universal Shares...........................  $ 34,506   $ 22,043 $ 12,463
Institutional Service Shares...............  $ 32,044   $  7,725 $ 24,319
Institutional Shares.......................  $ 64,979   $ 16,364 $ 48,615
Investor Shares............................  $239,115   $ 22,805 $216,310
B Shares (from 11/22/04 through 8/31/05)...  $ 19,365   $      0 $ 19,365
C Shares (from 11/17/04 through 8/31/05)...  $ 19,710          0   19,710

                                                                  MONARCH FUNDS


DAILY ASSETS GOVERNMENT FUND


                                                  CONTRACTUAL   FEE      FEE
YEAR ENDED AUGUST 31,                                 FEE      WAIVED    PAID
---------------------                             ----------- -------- --------
2007
Preferred Shares................................. $  129,135  $ 95,605 $ 33,530
Universal Shares................................. $   79,502  $ 34,246 $ 45,256
Institutional Service Shares..................... $   35,573  $ 25,923 $  9,650
Institutional Shares............................. $   82,099  $ 69,858 $ 12,241
Investor Shares.................................. $   97,595  $ 61,247 $ 36,348
2006
Preferred Shares................................. $1,105,587  $625,093 $480,494
Universal Shares................................. $   41,640  $ 33,829 $  7,810
Institutional Service Shares..................... $   62,794  $ 33,448 $ 29,345
Institutional Shares............................. $   98,749  $ 35,463 $ 63,286
Investor Shares.................................. $   64,359  $ 23,303 $ 41,056
2005
Preferred Shares................................. $1,090,262  $625,040 $465,222
Universal Shares................................. $   83,845  $ 12,488 $ 71,357
Institutional Service Shares..................... $   72,227  $  8,338 $ 63,889
Institutional Shares............................. $   61,847  $  5,942 $ 55,905
Investor Shares.................................. $   72,237  $  5,078 $ 67,159


DAILY ASSETS TREASURY FUND


                                                   CONTRACTUAL  FEE
 YEAR ENDED AUGUST 31,                                 FEE     WAIVED  FEE PAID
 ---------------------                             ----------- ------- --------
 2007
 Universal Shares.................................       N/A       N/A     N/A
 Institutional Service Shares.....................   $16,452   $14,633 $ 1,819
 Investor Shares..................................   $72,528   $63,923 $ 8,605
 2006
 Universal Shares.................................       N/A       N/A     N/A
 Institutional Service Shares.....................   $13,108    12,172 $   935
 Investor Shares..................................   $60,181    60,375 $     0
 2005
 Universal Shares.................................   $57,626   $22,491 $35,135
 Institutional Service Shares.....................   $14,835   $ 3,914 $10,921
 Investor Shares..................................   $60,961   $19,995 $40,966

                                                                  MONARCH FUNDS


TABLE 5 - SHAREHOLDER SERVICE FEES

The fees paid by the Funds under the Shareholder Services Agreement for the past three years were:

DAILY ASSETS CASH FUND


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007
Institutional Service Shares......................  $114,219   $ 5,533 $108,686
Institutional Shares..............................  $192,665   $   547 $192,118
Investor Shares...................................  $400,738   $     0 $309,642
B Shares..........................................  $    564   $     0 $    564
C Shares..........................................  $  2,226   $     0 $  2,226
2006
Institutional Service Shares......................  $ 63,908     6,677 $ 57,230
Institutional Shares..............................  $132,269    16,207 $116,062
Investor Shares...................................  $450,110   $    0- $450,110
B Shares..........................................  $   $269   $     0 $   $269
C Shares..........................................  $   $839   $     0 $    839
2005
Institutional Service Shares......................  $ 62,227   $24,521 $ 37,706
Institutional Shares..............................  $126,157   $33,581 $ 92,576
Investor Shares...................................  $464,209   $59,028 $405,181
B Shares (from 11/22/04 through 8/31/05)..........  $     72   $     0 $     72
C Shares (from 11/17/04 through 8/31/05)..........  $     79   $     0 $     79


DAILY ASSETS GOVERNMENT FUND


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007
Institutional Service Shares......................  $ 64,680   $12,583 $ 52,097
Institutional Shares..............................  $149,272   $ 1,963 $147,309
Investor Shares...................................  $177,447   $     0 $177,447
2006
Institutional Service Shares......................  $121,835   $     0 $121,835
Institutional Shares..............................  $191,614   $     0 $191,614
Investor Shares...................................  $124,790   $     0 $124,790
2005
Institutional Service Shares......................  $140,326   $27,259 $113,067
Institutional Shares..............................  $120,100   $18,034 $102,066
Investor Shares...................................  $140,301   $13,437 $126,864


DAILY ASSETS TREASURY FUND


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007
Institutional Service Shares......................  $ 29,912   $     0 $ 15,279
Investor Shares...................................  $131,870   $     0 $131,870
2006
Institutional Service Shares......................  $ 25,471   $   402 $ 25,005
Investor Shares...................................  $116,930   $     0 $116,930
2005
Institutional Service Shares......................  $ 28,807   $19,461 $  9,346
Investor Shares...................................  $118,355   $45,124 $ 73,231

                                                                  MONARCH FUNDS


TABLE 6 - FUND ACCOUNTING FEES

The fees paid by the Funds under the Accounting Agreement for the past three years were:


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007
Daily Assets Cash Fund............................  $123,737   $     0 $123,737
Daily Assets Government Fund......................  $ 99,989   $     0 $ 99,989
Daily Assets Treasury Fund........................  $ 51,142   $ 6,998 $ 44,144
2006
Daily Assets Cash Fund............................  $120,449   $ 5,123 $115,326
Daily Assets Government Fund......................  $ 95,380   $     0 $ 95,380
Daily Assets Treasury Fund........................  $ 49,694   $34,465 $ 15,229
2005
Daily Assets Cash Fund............................  $117,171   $     0 $117,171
Daily Assets Government Fund......................  $ 88,021   $     0 $ 88,021
Daily Assets Treasury Fund........................  $ 58,664   $     0 $ 58,664


TABLE 7 - SECURITIES OF REGULAR BROKER-DEALERS


The regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2007 and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year ended were as follows:



DAILY ASSETS CASH FUND                                    VALUE (000'S OMITTED)
----------------------                                    ---------------------
Deutsche Bank Securities, Inc............................        70,000
Citigroup Capital Markets................................        80,597
Bank of America Securities...............................        45,500
Merrill Lynch & Co., Inc.................................        10,000

DAILY ASSETS GOVERNMENT FUND                              VALUE (000'S OMITTED)
----------------------------                              ---------------------
Deutsche Bank Securities, Inc............................        50,000
Citigroup Capital Markets................................        50,000
Bank of America Securities...............................        19,770

DAILY ASSETS TREASURY FUND                                VALUE (000'S OMITTED)
--------------------------                                ---------------------
Deutsche Bank Securities, Inc............................        11,000
Merrill Lynch & Co., Inc.................................        11,000
Bank of America Securities...............................        14,872
Citigroup Capital Markets................................        11,000

                                                                  MONARCH FUNDS


TABLE 8 - 5% SHAREHOLDERS


As of December 17, 2007, the shareholders listed below owned of record 5% or more of the outstanding shares of each Class of Shares of the Funds.



5% SHAREHOLDERS  NAME AND ADDRESS                         SHARES     % OF CLASS
---------------  -----------------------------------  -------------- ----------
DAILY ASSETS CASH FUND
Preferred Shares Calhoun & Co.                        76,063,455.620   64.99
                 C/O Comerica Bank
                 411 Lafayette Street
                 Mail Code 3455
                 Detroit, MI 48226

                 Accelergy Corporation                16,892,488.110   14.43
                 2471 E Bayshore Rd Suite 520
                 Palo Alto, CA 94303

                 Comerica Bank FBO Santa Cruz         10,000,000.000    8.54
                 Title Company Inc
                 Attn: Cheryl Mylander M/C 4537
                 2321 Rosecrans Ave Suite 5000
                 El Segundo, CA 90245

                                                                  MONARCH FUNDS



Universal Shares      Trust Company of America -           20,000,000.000 13.04
                      Custodial Cust
                      PO Box 3857
                      Englewood, CO 80155

                      Customer Funds Under Mgmt             8,669,744.140  5.65
                      H.M. Payson Co Custody Account
                      PO Box 31
                      Portland, ME 04112

                      Adomo, Inc.                           8,942,835.040  5.83
                      20401 Stevens Creek Blvd.
                      Cupertino, CA 95014

                      Carbonite, Inc.                      10,414,351.490 6.79.
                      267 Clarendon Street
                      Boston, MA 02118

                      Cooley, Godward, Kronish, LLP        59,867,377.710 39.04
                      101 California Street, 5/th/ Floor
                      San Francisco, CA 94111

Institutional Service Engineering Services & Products      11,621,617.490 15.49
Shares                1395 John Fitch Blvd.
                      South Windsor, CT 06074

                      PMP                                   8,369,152.600 11.16
                      82 Cambridge Street
                      Burlington, MA 08103

                      Boston-Power, Inc.                    8,850,842.820 11.80
                      2200 West Park Drive, Suite 320
                      Westborough, MA 01581-3961

                      M2E Power Inc.                        4,802,169.960  6.40
                      875 W. McGregor Ct., Suite 150
                      Boise, ID 83705

                      AQuest Systems Corporation            4,320,235.120  5.76
                      683 Maude Ave.
                      Sunnyvale, CA 94085

                                                                  MONARCH FUNDS



Institutional Shares Edison Schools Inc.                  26,356,212.650  18.72
                     Attn: Dave Budhram
                     521 Fifth Ave 15th Floor
                     New York, NY 10175

                     Edison Receivables LLC                7,108,712.300   5.39
                     529 Fifth Ave 11th Floor
                     New York, NY 10017

                     Calstone Company                     11,104,817.460   7.89
                     P.O. Box 70960
                     Sunnyvale, CA 94086

                     Pano Logic, Inc.                     10,429,180.510   7.41
                     1350 Willow Street Road, Suite 201
                     Menlo Park, CA 94025

                     NB Acconnodator Inc. in Trust         7,585,162.400   5.39
                     East End Associates, Inc.
                     301 N. Cannon Dr.
                     Beverly Hills, CA 90210

Investor Shares      Netflix Com, Inc.                    54,588,479.450  24.55
                     970 University Ave.
                     Los Gatos, CA 95030-1620

                     Prometheus Laboratories, Inc.        11,128,638.730   5.00
                     5739 Pacific Center Blvd.
                     San Diego, CA 92121

                     Union Bank of California Omnibus SW  12,518,885.220   5.63
                     P.O. Box 85636
                     San Diego, CA 92186

                     Viropharma, Inc.                     22,395,051.170  10.07
                     905 Eagleview Blvd.
                     Eaton, PA 19341

                     Henderson Global Investors NA, Inc.   2,344,936.360 100.00
B Shares             FBO Henderson Global Funds
                     Shareholder
                     737 N Michigan Ave. Suite 1950
                     Chicago, IL 60611

                     Henderson Global Investors NA, Inc.     463,142.040 100.00
C Shares             FBO Henderson Global Funds
                     Shareholder
                     737 N Michigan Ave. Suite 1950
                     Chicago, IL 60611

DAILY ASSETS GOVERNMENT FUND

Preferred Shares     Arete Therapeutics, Inc.             16,455,266.400  30.65
                     3912 Trust Way
                     Hayward, CA 94545

                     CMA Bank for Secured Parties         14,617,350.170  27.23
                     FBC Two Asian Film--Sinking Fund
                     Reserve
                     2000 Avenue of the Stars, Suite 210
                     Los Angeles, CA 90064

                                                                  MONARCH FUNDS



                     Los Angeles Lakers                    10,197,964.030 19.00
                     Attn: Accounting Dept
                     555 North Nash St
                     El Segundo, CA 90245

                     Southland Title Corp LA Operating      4,332,669.830  8.07
                     7530 N. Glen Oaks Blvd
                     Burbank, CA 91504

                     Sunwest Bank                           3,611,126.860  6.73
                     Suite 200 Attn: Rene V. Garcia
                     17542 East 17/th/ St
                     Tustin, CA 92780

Universal Shares     CMA Bank for Secured Parties          24,044,771.970 35.75
                     FBO Two Asian Film--Sinking Fund
                     Reserve
                     2000 Avenue of the Stars, Suite 210
                     Los Angeles, CA 90064

                     Axioma Inc.                           23,659,635.660 35.17
                     17 State Street, Suite 800
                     New York, NY

                     Catholic Healthcare West               6,140,654.630  9.13
                     185 Berry St Suite 300
                     San Francisco, CA 94107

Institutional Shares Razor Gator Inc.                        8,674,760.20  9.75
                     9464 Wilshire Blvd. Beverly Hills, CA
                     90212

                     Repub & Co.                            8,113,123.670  9.12
                     C/O Imperial Trust Co Marjorie Lee
                     201 N Figueroa St. Suite 610
                     Los Angeles, CA 90012

                     Granada Entertainment USA              8,056,792.420  9.05
                     15303 Ventura Blvd., Suite 800
                     Sherman Oaks, CA 90012

                     Brinderson LP                          8,037,902.980  9.03
                     3330 Harbor Blvd., Suite 100
                     Costa Mesa, CA 92626-1502

                     Inovawave, Inc.                        5,323,657.840  5.98
                     9015 Mountan Raidge Drive, Suite 140
                     Ausitn, TX 78759

                                                                  MONARCH FUNDS



Institutional Service Shares The Dennis Group, Inc.Attn:  19,493,617.910 43.65
                             Gina Jenks
                             1391 Main Street
                             Springfield, MA 01103

                             Fortiusone                    2,763,059.310  6.19
                             2200 Wilson Blvd, Suite 307
                             Arlington, VA 22201

                             Patrons Mutual Life           2,618,232.590  5.86
                             Insurance
                             769 Hebron Ave.
                             Glastonbury, CT 06033

                             Spock Networks                2,587,413.350  5.79
                             1450 Ventura Blvd., Suite
                             150
                             Redwood City, CA 94063

                             Attributor, Inc               2,314,956.930  5.18
                             1779 Woodside Road, Suite
                             200
                             Redwood City, CA 94061

Investor Shares              In Patient Consultants        6,828,100.370  6.54
                             Management Inc
                             4605 Lankershim Blvd Suite
                             617
                             North Hollywood, CA 91602

                             Reachlocal, Inc.              5,631,948.160  5.40
                             21700 Oxnard Street, Suite
                             1600
                             Woodland Hills, CA 91367

DAILY ASSETS TREASURY FUND

Institutional Service Shares National Yiddish Book Center  2,511,285.650 31.09
                             1021 West Street
                             Amherst, MA 01002-3375

                             Foreside Distribution         2,007,985.610 24.86
                             Services, LLP
                             Two Portland Square, 1/st/
                             Floor
                             Portland, ME 04101

                             Sullivan Kelly &              1,270,625.390 15.73
                             Associates, Inc.
                             In Trust for Various
                             Entities under Calif
                             Insurance
                             Code Section 1733 1734
                             P.O. Box 1438
                             Duarte, CA 91010

                             Charter Club of Marco Beach     471,541.690  5.84%
                             Condominium Assn Inc.
                             6355 Metrowest Blvd., Suite
                             180
                             Orlando, FL 32837

                             Casta Del Sol Homeowners        423,564.780  5.24
                             Association
                             23726 Birtcher Drive
                             C/O PCM
                             Lake Forest, CA 92630

                                                                  MONARCH FUNDS



Investor Shares Robert F. Driver Co., Inc.                 12,066,622.560 19.63
                Trust Account
                1620 Fifth Avenue
                San Diego, CA 92101
                                                            6,655,065.150 10.68
                Metastorm, Inc.
                8825 Stanford Blvd.
                Suite 200
                Columbia, MD 21045

                Learning Tree International Inc             5,232,763.730  8.40
                Attn: David Blasi Controller
                400 Continental Blvd Suite 200
                EEl Segundo, CA 90245-5077

                                                                  MONARCH FUNDS


APPENDIX C - PROXY VOTING PROCEDURES

                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

  (A) ADVISER.Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

                                                                  MONARCH FUNDS


   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
(A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.


   (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.


   (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.


   (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS


   (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

   (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

   (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

                                                                  MONARCH FUNDS


   (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

   (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.


   (D) CONFLICTS OF INTEREST


   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                                                                  MONARCH FUNDS


                       MONARCH INVESTMENT ADVISORS, LLC
                     PROXY VOTING PROCEDURES AND POLICIES

                              AS OF JULY 30, 2003

I.  GENERAL STATEMENT

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

   With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II. RESPONSIBILITIES

   The Adviser shall:

     A.  vote proxies as described in Section III below.

     B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.POLICIES AND PROCEDURES FOR VOTING PROXIES

   The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV. RECORDKEEPING AND ASSOCIATED PROCEDURES

   A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

                                                                  MONARCH FUNDS


       4. Ensure that the proxy is actually voted;

       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

      The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V.  DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and
(3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI. RECORDKEEPING

   The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

MONARCH FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION


                               December 31, 2007



FUND INFORMATION:

Monarch Funds        DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
3435 Stelzer Road
Columbus, Ohio 43219
(800) 754-8757


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC

P.O. Box 182218
Columbus, Ohio 43218-2218

(800) 754-8757


This Statement of Additional Information or "SAI" supplements the Prospectus dated December 31, 2007 as may be amended from time to time, offering Universal Shares of the Daily Assets Government Obligations Fund. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

MONARCH FUNDS


TABLE OF CONTENTS

GLOSSARY...................................................................   1

INVESTMENT POLICIES AND RISKS..............................................   2

INVESTMENT LIMITATIONS.....................................................   5

MANAGEMENT.................................................................   7

PORTFOLIO TRANSACTIONS.....................................................  13

PURCHASE AND REDEMPTION INFORMATION........................................  15

TAXATION...................................................................  17

OTHER MATTERS..............................................................  19

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

MONARCH FUNDS


GLOSSARY

As used in this SAI, the following terms have the meanings listed.


   "Accountant" means Citi.

   "Administrator" means Citi.


   "Adviser" means Monarch Investment Advisors, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means the U.S. Commodities Future Trading Commission.


   "Citi" means Citigroup Fund Services, LLC.


   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Comerica Bank, LLC, the custodian of the Fund's assets.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Daily Assets Government Obligations Fund.

   "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.


   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

   "Transfer Agent" means Citi.


   "Trust" means Monarch Funds.


   "U.S." means United States.

   "1933 Act" means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

   "1940 Act" means the Investment Company Act of 1940, as amended and including rules and regulations promulgated thereunder.

MONARCH FUNDS


INVESTMENT POLICIES AND RISKS


Under normal circumstances, the Fund will invest 80% of the value of its net assets and borrowings for investment purposes in Government Securities that are generally exempt from state and local income taxes.


The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7


Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are 1) rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations or 2) unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less; will not purchase any instrument with a remaining maturity greater than 397 days; will limit portfolio investments to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks; and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.


Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities) that are Government Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

MONARCH FUNDS


SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or
(2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase,

MONARCH FUNDS

shortening the average life of a pool and the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2. RISKS

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

MONARCH FUNDS


F. ILLIQUID SECURITIES

1. GENERAL

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders. The Board may authorize future investments in other securities not listed in the SAI.

INVESTMENT LIMITATIONS

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.


A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including a policy to invest 80% of net assets (including borrowings) in certain types of securities (an "80% Policy"), may be changed by the Board without shareholder approval. In the event that the Fund changes its 80% Policy, the Fund will notify shareholders at least 60 days before such change becomes effective.


For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

MONARCH FUNDS


A. FUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower;
(2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B. NONFUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 100% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer, unless the investment is otherwise permitted under the 1940 Act.

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

MONARCH FUNDS


MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is 3435 Stelzer Road, Columbus, OH 43219, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.



                                        TERM OF OFFICE AND
                           POSITION           LENGTH                 PRINCIPAL OCCUPATION(S)
NAME                       WITH THE          OF TIME                         DURING
AND BIRTH DATE              TRUST             SERVED                      PAST 5 YEARS
--------------          --------------- ------------------- -----------------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of     Trustee since 1989; Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943  the Board;      (Chairman since     Solis-Cohen LLP (law firm) 2002 - 2003;
                        Trustee;        2004)               Partner, Thelen Reid & Priest LLP (law
                        Chairman,                           firm) from 1995 - 2002.
                        Compliance
                        Committee,
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee;        Since 1989          Professor of Economics, Washington
Born: February 15, 1943 Chairman,                           University since 2006; Professor of
                        Valuation                           Economics University of California-Los
                        Committee                           Angeles 1992-2006.

James C. Cheng          Trustee;        Since 1989          President, Technology Marketing
Born: July 26, 1942     Chairman,                           Associates (marketing company for small-
                        Audit                               and medium-sized businesses in New
                        Committee                           England).

Interested Trustee

John Y. Keffer          Trustee;        Since 1989          President, Forum Foundation (a charitable
Born: July 15, 1942     Chairman,                           organization) since 2005; President,
                        Contracts                           Forum Trust, LLC (a non-depository trust
                        Committee                           company) since 1997; President, Citigroup
                                                            Fund Services, LLC ("Citigroup") 2003 -
                                                            2005; President, Forum Financial Group,
                                                            LLC ("Forum") (a fund services company
                                                            acquired by Citibank, N.A. in 2003).

MONARCH FUNDS



                                       TERM OF OFFICE AND
                          POSITION           LENGTH                PRINCIPAL OCCUPATION(S)
NAME                      WITH THE          OF TIME                        DURING
AND BIRTH DATE             TRUST             SERVED                     PAST 5 YEARS
--------------         --------------- ------------------ -----------------------------------------
OFFICERS

Anthony R. Fischer Jr. President;          Since 2006     Co-Chairman and President, Monarch
Born: April 15, 1948   Principal                          Investment Advisors, LLC since 2006;
                       Executive                          President Castle Asset Management, Inc.
                       Officer                            since 1992

Jack J. Singer         Treasurer;          Since 2006     Co-Chairman and Chief Executive
Born May 27, 1944      Principal                          Officer, Monarch Investment Advisors,
                       Financial                          LLC since 2006; Chairman and Chief
                       Officer                            Executive Officer Coronado Investment
                                                          Management, LLC since 2005; Executive
                                                          Director, Forum Investment Advisors,
                                                          LLC 2005-2006; Senior Managing
                                                          Director, Comerica Securities, Inc. 2001-
                                                          2005.

Beth P. Hanson         Vice President/     Since 2003     Relationship Manager, Citigroup since
Born: July 15, 1966    Assistant                          2003; Relationship Manager, Forum 1999
                       Secretary                          - 2003.

Velvet R. Regan        Secretary           Since 2007     Assistant Counsel, Citi Fund Services
Born: July 17, 1978                                       Ohio, Inc. (f/k/a BISYS Fund Services
                                                          Ohio, Inc.) since September 2006;
                                                          Associate Attorney, Gilmartin Magence
                                                          Camile & Ross, LLP (law firm) February
                                                          2006 through September 2006; Tax
                                                          Administrator, State Street Corporation
                                                          (financial services provider) 2000-2002.


B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                  AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                    AS OF DECEMBER 31, 2006 IN ALL
                      DOLLAR RANGE OF BENEFICIAL    REGISTERED INVESTMENT COMPANIES
                     OWNERSHIP IN THE TRUST AS OF  OVERSEEN BY TRUSTEE IN FAMILY OF
TRUSTEES                  DECEMBER 31, 2006              INVESTMENT COMPANIES
--------             ---------------------------- -----------------------------------
INTERESTED TRUSTEES
John Y. Keffer......             None                         $1 -$10,000
INDEPENDENT TRUSTEES
Costas Azariadis....             None                                None
James C. Cheng......             None                                None
J. Michael Parish...             None                        Over$100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent

MONARCH FUNDS


public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2007, the Audit Committee met 5 times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders of interests in Trust series. During the fiscal year ended August 31, 2007, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2007 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2007, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended August 31, 2007, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended August 31, 2007, the Compliance Committee did not meet.


E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex, for the fiscal year ended August 31, 2007.



                                                                     TOTAL
                                                                  COMPENSATION
                                                    COMPENSATION FROM TRUST AND
TRUSTEE                                              FROM FUND    FUND COMPLEX
-------                                             ------------ --------------
John Y. Keffer.....................................     $435        $49,500
Costas Azariadis...................................     $435        $49,500
James C. Cheng.....................................     $435        $49,500
J. Michael Parish..................................     $573        $65,000

MONARCH FUNDS


F. INVESTMENT ADVISER


1. SERVICES OF ADVISER


The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with The Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.


2. OWNERSHIP OF ADVISER

The investment adviser of the Fund is Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.


3. FEES

With respect to the Fund, the Adviser receives an advisory fee at an annual rate of 0.05% of the daily net assets of the Fund. The Adviser, fund accountant, administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses of the Fund to 0.20%. These waivers and reimbursements may be reduced, increased or eliminated at any time.


Table 1 in Appendix B shows the dollar amount paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund for the past three fiscal years.


4. OTHER


The Adviser is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement dated December 30, 2005, remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees who are not parties to the agreements or interested persons of any such party (other than the Trustees of the Trust).


The Advisory Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. DISTRIBUTOR


1. SERVICES OF DISTRIBUTOR

The Distributor (also known as the principal underwriter) of the Fund's shares, is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a distribution agreement with the Trust (the "Distribution Agreement") dated February 11, 2003, as amended, and restated October 1, 2004, the Distributor acts as the distributor of the Trust in connection with the continuous offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively the "Financial Institutions") for distribution of Fund shares (see "Purchases through Financial Institutions"). These financial institutions may charge a fee for their services. These financial institutions may otherwise act as the processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through which they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with

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MONARCH FUNDS


any material and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

2. DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Independent Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

3. FEES


The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan is effective. The Distributor does not receive a fee from the Fund.


4. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended, and restated June 1, 2005, and
August 8, 2006, and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO and AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of
(i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO and without the payment of any penalty.

Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or gross negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fee accrued by the Fund to FCS for Compliance Services, the amount of the fees waived by FCS and the actual fees paid to FCS for the past three fiscal years.

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MONARCH FUNDS




H. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust dated September 30, 2004, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight;
(3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.


Table 3 in Appendix B shows the dollar amount of the fee accrued by the Fund to the Administrator, the amount of the fee waived by the Administrator and the actual fee paid by the Fund to the Administrator for the past three fiscal years .


2. TRANSFER AGENT


The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement") dated November 24, 2005, as amended and restated January 1, 2005. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.


The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to the Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

3. FUND ACCOUNTANT


As Fund Accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust dated November 24, 2003, as amended and restated January 1, 2005, Citi provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.


The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 for each additional class over one for the Fund. The Accountant also receives certain surcharges and out of pocket expenses.

MONARCH FUNDS


The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.


Table 4 in Appendix B shows the dollar amount of the fee accrued by the Fund to the Accountant, the amount of the fee waived by the Accountant and the actual fee paid by the Fund to the Accountant for the past three fiscal years.


4. CUSTODIAN


The Custodian, pursuant to an agreement (the "Custodial Agreement") with the Trust dated June 6, 2003, as amended, and restated September 30, 2006, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets.

For its services, the Custodian receives a fee of 0.01% of the average daily net assets of the Fund. The fees are accrued daily by the Fund and are paid monthly based on average net assets.

Comerica Bank is the Custodian of the Fund. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.


5. LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Fund will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interest holders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.


The Fund did not pay brokerage commissions during fiscal years ended August 31, 2007, 2006, and 2005.

MONARCH FUNDS


A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected account and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust, including the Fund. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

Table 5 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.


The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release in the course of performing their services. The Adviser, Citi and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.


From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines

MONARCH FUNDS


that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient:
(1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting regarding the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.


No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the Distributor at NAV.

The Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C. IRAS


All contributions into an IRA through systematic investments are treated as IRA contributions made in the year the investment is received.

MONARCH FUNDS


The Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Fund at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

D. UGMAS/UTMAS

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

E. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (2) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (3) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

G. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is

MONARCH FUNDS

restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

H. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

I. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.


This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.


All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Fund's fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. MEANING OF QUALIFICATION


As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy the following requirements:


   . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

   . The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

   . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than

MONARCH FUNDS

      5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.


Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals through December 31, 2010, at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of the Fund, it is expected that none of the Fund's distributions will be treated as "qualified dividend income".


The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

MONARCH FUNDS


E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.


If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder, except as described below, will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gains dividends, short-term capital gains dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with some exceptions), and interest on deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short term capital gain dividends" are dividends that are attributable to short-term capital gain realized by the Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest related-dividends, however, generally applies only with respect to taxable years of the Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby it sought to achieve its investment objectives by investing all of its investable assets in Government Cash Portfolio (the "Portfolio") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.


As of the date hereof, the Trust's series consists of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund, and the Fund. The Fund offers shares of beneficial interest in a Universal Share class. The Daily Assets Government Fund and Daily Assets Cash Fund offer shares of beneficial interest in Investor, Preferred, Institutional, Institutional Service and Universal Share classes. The Daily Assets Cash Fund also offers shares of beneficial interest in B and C Share classes. The Daily Assets Treasury Fund offers shares of beneficial interest in Investor Share and Institutional Service Share classes. Each class of a series may have a different expense ratio and its expenses will affect each class' performance.

MONARCH FUNDS


The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

2. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3. CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B. FUND OWNERSHIP


As of December 27, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of the Fund.

As of December 17, 2007, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund are listed below.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. Also as of December 17, 2007, the following persons beneficially or of record owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.



                                                                          % OF
SHAREHOLDERS     NAME AND ADDRESS                           TOTAL SHARES  CLASS
------------     ----------------------------------------  -------------- -----
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

Universal Shares Customer Funds Under Management           22,286,524.720 99.14
                 H.M. Payson CO Custody Account
                 PO Box 31
                 Portland, ME 04112

MONARCH FUNDS


C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of the Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 and (2) on the SEC's website at www.sec.gov.

E. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended August 31, 2007, which are included in the Fund's annual report to Shareholders, are incorporated herein by reference. The financial statements include only the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

MONARCH FUNDS


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS

MOODY'S

 AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

 AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 NOTE Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

MONARCH FUNDS


SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .   Leading market positions in well-established industries.

          .   High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

MONARCH FUNDS


APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES


The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fees waived by the Adviser, if any, and the actual fees paid to the Adviser for the past three years:



YEAR ENDED AUGUST 31,                       CONTRACTUAL FEE FEE WAIVED FEE PAID
---------------------                       --------------- ---------- --------
2007.......................................     $9,360        $9,360      $0
2006.......................................     $9,011        $9,011      $0
2005.......................................     $9,101        $9,101      $0


TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees accrued by the Fund, the amount of fees that was waived by the Distributor, if any, and the actual fees paid to the Distributor for the past three years:



                                              COMPLIANCE  COMPLIANCE COMPLIANCE
YEAR ENDED AUGUST 31,                         FEE ACCRUED FEE WAIVED  FEE PAID
---------------------                         ----------- ---------- ----------
2007.........................................   $6,879        $0       $6,879
2006.........................................   $2,854        $0       $2,854
2005.........................................   $2,968        $0       $2,968


TABLE 3 - ADMINISTRATION FEES


The following table shows the dollar amount of administration fees accrued by the Fund, the amount of fees waived by the Administrator, if any, and the actual fees paid to the Administrator for the past three years:



YEAR ENDED AUGUST 31,                       CONTRACTUAL FEE FEE WAIVED FEE PAID
---------------------                       --------------- ---------- --------
2007.......................................     $20,591      $19,998     $593
2006.......................................     $18,550      $18,588     $  0
2005.......................................     $18,749      $18,524     $225



TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of accounting fees accrued by the Fund, the amount of fees waived by the Accountant, if any, and the actual fees paid to the Accountant for the past three years:



YEAR ENDED AUGUST 31,                       CONTRACTUAL FEE FEE WAIVED FEE PAID
---------------------                       --------------- ---------- --------
2007.......................................     $38,847      $ 8,616   $30,231
2006.......................................     $41,192      $34,024   $ 7,168
2005.......................................     $37,110      $34,940   $ 2,170


TABLE 5 - SECURITIES OF REGULAR BROKER-DEALERS


The regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2007 and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended were as follows:

MONARCH FUNDS



DAILY ASSETS GOVERNMENT OBLIGATIONS FUND                                  VALUE
----------------------------------------                                  -----
None.....................................................................  $0



TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions of the Fund for the past three years:


YEAR ENDED AUGUST 31,                           AGGREGATE BROKERAGE COMMISSIONS
---------------------                           -------------------------------
2007...........................................               $0
2006...........................................               $0
2005...........................................               $0

TABLE 7 - DIRECTED BROKERAGE

The following table shows each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom for the past three years:

                                                                     AMOUNT OF
                                                                    COMMISSIONS
YEAR ENDED AUGUST 31,                                 BROKER AMOUNT  GENERATED
---------------------                                 ------ ------ -----------
2007.................................................  N/A     $0       $0
2006.................................................  N/A     $0       $0
2005.................................................  N/A     $0       $0

MONARCH FUNDS


APPENDIX C - PROXY VOTING PROCEDURES

                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

MONARCH FUNDS


   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
(A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

   (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

   (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

   (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

   (1) CORPORATE RESTRUCTURINGS, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

   (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

   (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

MONARCH FUNDS


   (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

   (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

MONARCH FUNDS


                       MONARCH INVESTMENT ADVISORS, LLC
                     PROXY VOTING PROCEDURES AND POLICIES

                              AS OF JULY 30, 2003

I. GENERAL STATEMENT

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

   With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II.RESPONSIBILITIES

   The Adviser shall:

   A. vote proxies as described in Section III below.

   B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.POLICIES AND PROCEDURES FOR VOTING PROXIES

   The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV.RECORDKEEPING AND ASSOCIATED PROCEDURES

   A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

       4. Ensure that the proxy is actually voted;

MONARCH FUNDS


       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

      The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and
(3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI.RECORDKEEPING

   The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 31, 2007



FUND INFORMATION:                DAILY ASSETS CASH FUND

Monarch Funds
3435 Stelzer Road
Columbus, Ohio 43219
(800) 754-8757

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Henderson Global Funds
P.O. Box 8391
Boston, Massachusetts 02266-8391
(866) 343-6337



This Statement of Additional Information or "SAI" supplements the Prospectus dated December 31, 2007 as may be amended from time to time, offering Investor Shares, B Shares and C Shares of the Daily Assets Cash Fund. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Henderson Global Funds at the address or telephone number listed above.


Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Henderson Global Funds at the address or telephone number listed above.

TABLE OF CONTENTS


GLOSSARY...................................................................   1

INVESTMENT POLICIES AND RISKS..............................................   2

INVESTMENT LIMITATIONS.....................................................   5

MANAGEMENT.................................................................   7

PORTFOLIO TRANSACTIONS.....................................................  14

PURCHASE AND REDEMPTION INFORMATION........................................  16

TAXATION...................................................................  18

OTHER MATTERS..............................................................  21

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.


   "Accountant" means Citi.

   "Administrator" means Citi.


   "Adviser" means Monarch Investment Advisors, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means the U.S. Commodities Future Trading Commission.


   "Citi" means Citigroup Fund Services, LLC.


   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Comerica Bank, LLC, the custodian of the Fund's assets.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Daily Assets Cash Fund.

   "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


   "Transfer Agent" means Citi..


   "Trust" means Monarch Funds.


   "U.S." means United States.

   "1933 Act" means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

   "1940 Act" means the Investment Company Act of 1940, as amended and including rules and regulations promulgated thereunder.

INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the Prospectuses about the Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7


Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are (1) rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations or (2) unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less; will not purchase any instrument with a remaining maturity greater than 397 days; will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks; and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.


Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

The Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on

ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or
(2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2. RISKS

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F. ILLIQUID SECURITIES

1. GENERAL

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders. The Board may authorize future investments in other securities not listed in the SAI.

INVESTMENT LIMITATIONS

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. In the event that the Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A. FUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower;
(2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B. NONFUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is 3435 Stelzer Road, Columbus, OH 43219, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.



                                                TERM OF OFFICE AND
                               POSITION               LENGTH           PRINCIPAL OCCUPATION(S)
NAME                           WITH THE              OF TIME                   DURING
AND BIRTH DATE                  TRUST                 SERVED                PAST 5 YEARS
--------------          ----------------------- ------------------ -------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of the Board;   Trustee since     Retired; Partner, Wolf, Block,
Born: November 9, 1943  Trustee;                 1989; (Chairman   Schorr and Solis-Cohen LLP (law
                        Chairman, Compliance     since 2004)       firm) 2002 - 2003; Partner,
                        Committee, Nominating                      Thelen Reid & Priest LLP (law
                        Committee and Qualified                    firm) from 1995 - 2002.
                        Legal Compliance
                        Committee


Costas Azariadis        Trustee;                 Since 1989        Professor of Economics,
Born: February 15, 1943 Chairman, Valuation                        Washington University since
                        Committee                                  2006; Professor of Economics
                                                                   University of California-Los
                                                                   Angeles 1992-2006.

James C. Cheng          Trustee;                 Since 1989        President, Technology Marketing
Born: July 26, 1942     Chairman, Audit                            Associates (marketing company
                        Committee                                  for small- and medium-sized
                                                                   businesses in New England).

INTERESTED TRUSTEE

John Y. Keffer          Trustee;                 Since 1989        President, Forum Foundation (a
Born: July 15, 1942     Chairman, Contracts                        charitable organization) since
                        Committee                                  2005; President, Forum Trust,
                                                                   LLC (a non-depository trust
                                                                   company) since 1997; President,
                                                                   Citigroup Fund Services, LLC
                                                                   ("Citigroup") 2003 - 2005;
                                                                   President, Forum Financial
                                                                   Group, LLC ("Forum") (a fund
                                                                   services company acquired by
                                                                   Citibank, N.A. in 2003).

                                            TERM OF OFFICE AND
                             POSITION             LENGTH           PRINCIPAL OCCUPATION(S)
NAME                         WITH THE            OF TIME                   DURING
AND BIRTH DATE                TRUST               SERVED                PAST 5 YEARS
--------------         -------------------- ------------------ -------------------------------

OFFICERS

Anthony R. Fischer Jr. President; Principal     Since 2006     Co-Chairman and President,
Born: April 15, 1948   Executive Officer                       Monarch Investment Advisors,
                                                               LLC since 2006; President,
                                                               Castle Asset Management, Inc.
                                                               since 1992

Jack J. Singer         Treasurer; Principal     Since 2006     Co-Chairman and Chief Executive
Born May 27, 1944      Financial Officer                       Officer, Monarch Investment
                                                               Advisors, LLC since 2006;
                                                               Chairman and Chief Executive
                                                               Officer Coronado Investment
                                                               Management, LLC since 2005;
                                                               Executive Director, Forum
                                                               Investment Advisors, LLC
                                                               2005-2006; Senior Managing
                                                               Director, Comerica Securities,
                                                               Inc. 2001-2005.

Beth P. Hanson         Vice President/          Since 2003     Relationship Manager, Citigroup
Born: July 15, 1966    Assistant Secretary                     since 2003; Relationship
                                                               Manager, Forum 1999 - 2003.

Velvet R. Regan        Secretary                Since 2007     Assistant Counsel, Citi Fund
Born: July 17, 1978                                            Services Ohio, Inc. (f/k/a
                                                               BISYS Fund Services Ohio, Inc.)
                                                               since September 2006; Associate
                                                               Attorney, Gilmartin Magence
                                                               Camile & Ross, LLP (law firm)
                                                               February 2006 through September
                                                               2006; Tax Administrator, State
                                                               Street Corporation (financial
                                                               services provider) 2000-2002.


B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                      AGGREGATE DOLLAR RANGE OF
                                                  OWNERSHIP AS OF DECEMBER 31, 2006
                      DOLLAR RANGE OF BENEFICIAL    IN ALL REGISTERED INVESTMENT
                     OWNERSHIP IN THE TRUST AS OF COMPANIES OVERSEEN BY TRUSTEE IN
TRUSTEES                  DECEMBER 31, 2006        FAMILY OF INVESTMENT COMPANIES
--------             ---------------------------- ---------------------------------
INTERESTED TRUSTEES
John Y. Keffer......             None                        $1-$10,000
INDEPENDENT TRUSTEES
Costas Azariadis....             None                           None
James C. Cheng......             None                           None
J. Michael Parish...             None                       Over $100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. INFORMATION CONCERNING BOARD COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2007, the Audit Committee met 5 times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended August 31, 2007, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2007 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2007, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended August 31, 2007, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended August 31, 2007, the Compliance Committee did not meet.


E. COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting ($2,250 for the Chairman) attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth fees to be paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended August 31, 2007.


                                                             TOTAL COMPENSATION
                                               COMPENSATION    FROM FUND AND
TRUSTEES                                       FROM THE FUND    FUND COMPLEX
--------                                       ------------- ------------------
John Y. Keffer................................    $13,327         $49,500
Costas Azariadis..............................    $13,327         $49,500
James C. Cheng................................    $13,327         $49,500
J. Michael Parish.............................    $17,578         $65,000

F. INVESTMENT ADVISER


1. SERVICES OF ADVISER


The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2. OWNERSHIP OF ADVISER


The investment adviser of the Fund is Monarch Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.


3. FEES

With respect to the Fund, the Adviser receives an advisory fee at an annual rate of 0.06% for the first $200 million in combined assets of the Fund and two other funds, 0.04% of the next $300 million in assets, and 0.03% of the remaining assets. Henderson Global Investors (North America) Inc. has contractually agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.65% for B Shares and C Shares. In addition, Henderson has contractually agreed to waive certain fees and reimburse expenses with respect to Investor Shares. Henderson's waivers and reimbursements may be reduced, increased, or eliminated only with the consent of the Fund's administrator. The Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.84% for Investor Shares. In addition, the Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses with respect to B Shares and C Shares. These waivers and reimbursements may be reduced, increased, or eliminated at any time. The Distributor has agreed to voluntarily waive fees, with respect to B Shares and C Shares, when necessary to keep the Fund's yield above 0.00%. This agreement may be modified or discontinued at any time.


Table 1 in Appendix B shows the dollar amount paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund for the past three fiscal years.


4. OTHER


The Adviser is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement dated December 30, 2005 remains in effect for a period of two years from the date of effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees who are not parties to the agreements or interested persons of any such party (other than the Trustees of the Trust).


The Advisory Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. DISTRIBUTOR


1. SERVICES OF DISTRIBUTOR

The Distributor (also known as the principal underwriter) of the Fund's shares, is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a distribution agreement with the Trust (the "Distribution Agreement") dated February 11, 2003, as amended, and restated October 1, 2004, the Distributor acts as the distributor of the Trust in connection with the continuous offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively the "Financial Institutions") for distribution of Fund shares (see "Purchases through

Financial Institutions"). These financial institutions may charge a fee for their services. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through which they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any material and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

2. DISTRIBUTION AGREEMENT

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Independent Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

3. DISTRIBUTION PLAN


In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a Rule 12b-1 plan for Investor Shares, B Shares and C Shares of the Fund. The Plan provides for the payment to the Distributor or other payees of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Investor Shares and 0.75% of the average daily net assets of B Shares and C Shares.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to: (1) expenses of sales employees or agents of the distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of Investor Shares for sale to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Independent Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.


The Plan provides that it will remain in effect with respect to the Fund for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the affected class or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval (a majority vote of outstanding shares of the affected class) and that other material amendments of the Plan must be approved by the Independent Trustees. The Board may terminate the Plan at any time by a majority of the Independent Trustees, or by the shareholders of the Fund's Investor Shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its shares.

Table 3 in Appendix B shows the dollar amount of fees paid, waived, and paid under the Plan with respect to the Fund for the past three fiscal years.


4. FEES


The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.


5. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended, and restated June 1, 2005, and
August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


For making available the CCO and AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of
(i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses gross negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fee accrued by the Fund to FCS for Compliance Services, the amount of the fees waived by FCS and the actual fees paid to FCS for the past three fiscal years.


H. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust dated September 30, 2004, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight;
(3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund, plus an additional $25,000 for each of B Shares and C Shares.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.


Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by the Fund to the Administrator for the past three fiscal years.


2. TRANSFER AGENT


The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement") dated November 24, 2005, as amended and restated January 1, 2005. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, ME 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.


The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in that Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. The Transfer Agent or sub-transfer agents or processing agents retained by the Transfer Agent may offer and redeem Fund shares.

3. SHAREHOLDER SERVICE AGREEMENT


The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") dated February 11, 2003, as amended and restated September 14, 2004, with respect to Institutional Shares, Investor Shares, Institutional Service Shares, B Shares, and C Shares of the Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of Investor Shares and 0.25% of the average daily net assets of B Shares and C Shares. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding Investor, B Shares and C Shares.


The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Independent Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Independent Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or the Administrator.

The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and
(7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. These shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Fund.

Table 5 in Appendix B shows the dollar amount of fees paid by each class of the Fund to the Administrator under the Shareholder Service Agreement, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.

4. FUND ACCOUNTANT


As Fund Accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust dated November 24, 2003, as amended, and restated January 1, 2005, Citi provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.


The Accountant receives a fee of $36,000 per year, plus $12,000 per year for each of B and C Shares. The Accountant also receives certain surcharges and out of pocket expenses.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice.

Under the Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.


Table 6 in Appendix B shows the dollar amount of the fee accrued by the Fund to the Accountant, the amount of the fee waived by the Accountant and the actual fee paid by the Fund to the Accountant for the past three fiscal years.


5. CUSTODIAN


The Custodian, pursuant to an agreement with the Trust dated June 6, 2003, as amended and restated September 30 2006, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets.

For its services, the Custodian receives a monthly maintenance fee of 0.01% per Fund plus certain other transaction fees and asset-based fees. The fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.


Comerica Bank is the Fund's Custodian. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, MI 47226.

6. LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Fund will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interest of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.


The Fund paid no brokerage commissions during fiscal years ended August 31, 2007, 2006 and 2005.


A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interests of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust, including the Fund. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain persons who provide services on behalf of the Fund or to its service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Investor Shares, B Shares and C Shares are only available for purchase through an exchange of a Henderson Global Fund.

The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank is closed. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund or its classes may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's or class' availability.

B. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may exchange shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting exchange requests to the Fund. Investor Shares are only available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson in its sole discretion. You cannot purchase Investor Shares, B Shares or C Shares directly.

If you exchange shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you exchange the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for exchanges and redemptions through broker-dealers.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm exchanges and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.


Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION


The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full exchange for shares acquired by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) the Federal Reserve Bank of San Francisco or the NYSE is closed for any reason other than normal weekend or holiday closings; (2) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (3) the SEC deems it inappropriate for redemption proceeds to be paid. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.


D. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the Federal Reserve Bank of San Francisco or the NYSE are closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(3) the SEC may by order permit for the protection of the shareholders of the Fund.

E. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

F. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

G. CONTINGENT DEFERRED SALES CHARGE (B SHARES AND C SHARES)

With respect to B Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on:
(1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of a shareholder account with a low account balance; (3) involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account; (4) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (5) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with

Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (6) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2, limited to 10% annually of the value of the shareholder's account, measured at the time the shareholder sets up the account. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

H. CONVERSION OF B SHARES

The conversion of B Shares of the Fund to Investor Shares of the Fund is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code; and (2) the conversion of B Shares does not constitute a taxable event under Federal income tax law. The conversion B Shares to Investor Shares may be suspended if such an opinion is not available at the time the conversion is to occur. In that event, no conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the B Shares.

TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.


This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.


All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Fund's fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. MEANING OF QUALIFICATION


As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy the following requirements:


   . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

   . The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

   . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.


Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals, through December 31, 2010, at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of the Fund, it is expected that none of the Fund's distributions will be treated as "qualified dividend income".


The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.


If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

OTHER MATTERS

A.  THE TRUST AND ITS SHAREHOLDERS

1.  GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby it sought to achieve its investment objective by investing all of its investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.


As of the date hereof, the Trust's series consist of the Fund, Daily Assets Government Fund, Daily Assets Treasury Fund and Daily Assets Government Obligations Fund. The Fund offers shares of beneficial interest in Investor, Preferred, Institutional Service, B, C, Institutional and Universal Share classes of these series Daily Assets Government Fund offers shares of beneficial interest in Preferred Share, Universal Share, Institutional Share, Institutional Service Share, and Investor Share classes. Daily Assets Treasury Fund offers shares of beneficial interests in Institutional Service Share and Investor Share classes. Daily Assets Government Obligations Fund offers shares of beneficial interest in a Universal Share class. Each class of a series may have a different expense ratio and its expenses will affect each class' performance.


The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

2.  SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3.  TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.  FUND OWNERSHIP


As of December 27, 2007, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each class.

As of December 17, 2007, certain shareholders of record owned 5% or more of the Fund or class. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund or class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholders meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 17, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



FUND/CLASS         NAME AND ADDRESS                          SHARES     PERCENT
----------         ------------------------------------- -------------- -------
Daily Assets Cash/ Calhoun Co.                           76,063,455.620  64.99
Preferred          Lafayette Street
                   ATTN: Fund production, mail Code 3455
                   C/O Comerica Bank
                   Detroit, MI 48226

Daily Assets Cash/ Cooley, Godward, Kronish, LLP         59,867,377.710  39.04
Universal          101 California Street, 5th Floor
                   San Francisco, CA 94111


C.  LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of the Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.  PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available
(1) without charge, upon request, by contacting the Transfer Agent at
(866) 343-6337 and (2) on the SEC's website at www.sec.gov.

E.  REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F.  FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended August 31, 2007, which are included in the Fund's annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS

MOODY'S

  AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

  AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

NOTE Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .   Leading market positions in well-established industries.

          .   High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

  A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES


The fees paid by the Fund under the Investment Advisory Agreement for the years ended August 31, 2007, 2006 and 2005 were:



                                                                   DAILY ASSETS
YEAR ENDED AUGUST 31,                                               CASH FUND
---------------------                                              ------------
2007..............................................................   $226,022
2006..............................................................   $154,071
2005..............................................................   $132,398


TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees accrued by the Fund, the amount of fees that was waived by the Distributor, if any, and the actual fees paid to the Distributor for the past three years were:



                                               COMPLIANCE
                                                  FEE     COMPLIANCE COMPLIANCE
YEAR ENDED AUGUST 31,                           ACCRUED   FEE WAIVED  FEE PAID
---------------------                          ---------- ---------- ----------
2007..........................................  $ 3,652       $0      $ 3,652
2006..........................................  $39,568       $0      $39,568
2005..........................................  $31,043       $0      $31,043




TABLE 3 - DISTRIBUTION FEES

The fees payable by the Fund (including its predecessors) under the Distribution Plan for the past three years were:

INVESTOR SHARES


                                                    CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                   FEE     WAIVED FEE PAID
---------------------                               ----------- ------ --------
2007...............................................  $500,917     $0   $500,917
2006...............................................  $562,632     $0   $562,632
2005...............................................  $580,256     $0   $580,256


B SHARES


                                                      CONTRACTUAL  FEE    FEE
YEAR ENDED AUGUST 31,                                     FEE     WAIVED  PAID
---------------------                                 ----------- ------ ------
2007.................................................   $1,692      $0   $1,692
2006.................................................   $  806      $0   $  806
2005.................................................   $  216      $0   $  216


C SHARES


                                                      CONTRACTUAL  FEE    FEE
YEAR ENDED AUGUST 31,                                     FEE     WAIVED  PAID
---------------------                                 ----------- ------ ------
2007.................................................   $6,677      $0   $6,677
2006.................................................   $2,516      $0   $2,516
2005.................................................   $  236      $0   $  236



For the fiscal year ended August 31, 2007, the fees paid under the Distribution Plan were made to financial institutions that make the Fund's Investor Shares available for sale to their clients and market the Fund's Investor Shares. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees.

TABLE 4 - ADMINISTRATION FEES


The fees paid by the Fund under the Administration Agreement for the past three years were:

PREFERRED SHARES


                                                  CONTRACTUAL   FEE
YEAR ENDED AUGUST 31,                                 FEE      WAIVED  FEE PAID
---------------------                             ----------- -------- --------
2007.............................................  $171,903   $137,211 $34,692
2006.............................................  $ 59,716   $ 57,089 $ 2,627
2005.............................................  $ 23,027   $ 23,027 $     0


UNIVERSAL SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................   $79,603   $65,730 $13,873
2006..............................................   $60,603   $50,927 $ 9,676
2005..............................................   $34,506   $22,043 $12,463


INSTITUTIONAL SERVICE SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................   $62,820   $42,831 $19,989
2006..............................................   $32,907   $24,771 $ 8,136
2005..............................................   $32,044   $ 7,725 $24,319


INSTITUTIONAL SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................  $105,965   $55,286 $50,679
2006..............................................  $ 68,080   $32,647 $36,161
2005..............................................  $ 64,979   $16,364 $48,615


INVESTOR SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................  $220,404   $91,096 $129,308
2006..............................................  $231,823   $79,074 $152,749
2005..............................................  $239,115   $22,805 $216,310



B SHARES



                                                    CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                   FEE     WAIVED FEE PAID
---------------------                               ----------- ------ --------
2007...............................................   $23,987     $0   $23,987
2006...............................................   $25,111     $0   $25,111
2005(from 11/22/04 through 8/31/05)................   $19,365     $0   $19,365



C SHARES



                                                    CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                   FEE     WAIVED FEE PAID
---------------------                               ----------- ------ --------
2007...............................................   $24,718     $0   $24,718
2006...............................................   $25,345     $0   $25,345
2005(from 11/22/04 through 8/31/05)................   $19,710     $0   $19,710

TABLE 5 - SHAREHOLDER SERVICE FEES

The fees paid by the Fund under the Shareholder Services Agreement for the past three years were:

INSTITUTIONAL SERVICE SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................  $114,219   $ 5,533 $108,686
2006..............................................  $ 63,907   $ 6,677 $ 57,230
2005..............................................  $ 62,227   $24,521 $ 37,706


INSTITUTIONAL SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................  $192,665   $   547 $192,118
2006..............................................  $132,268   $18,837 $113,431
2005..............................................  $126,157   $33,581 $ 92,576


INVESTOR SHARES


                                                   CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                  FEE     WAIVED  FEE PAID
---------------------                              ----------- ------- --------
2007..............................................  $400,738   $     0 $400,738
2006..............................................  $450,110   $     0 $450,110
2005..............................................  $464,209   $59,028 $405,181


B SHARES


                                                        CONTRACTUAL  FEE   FEE
YEAR ENDED AUGUST 31,                                       FEE     WAIVED PAID
---------------------                                   ----------- ------ ----
2007...................................................    $564       $0   $564
2006...................................................    $268       $0   $268
2005...................................................    $ 72       $0   $ 72


C SHARES


                                                      CONTRACTUAL  FEE    FEE
YEAR ENDED AUGUST 31,                                     FEE     WAIVED  PAID
---------------------                                 ----------- ------ ------
2007.................................................   $2,226      $0   $2,226
2006.................................................   $  838      $0   $  838
2005.................................................   $   79      $0   $   79


TABLE 6 - FUND ACCOUNTING FEES

The fees paid by the Fund under the Accounting Agreement for the past three years were:


                                                    CONTRACTUAL  FEE
YEAR ENDED AUGUST 31,                                   FEE     WAIVED FEE PAID
---------------------                               ----------- ------ --------
2007...............................................  $123,737   $    0 $123,737
2006...............................................  $120,448   $5,122 $115,326
2005...............................................  $117,171   $    0 $117,171

TABLE 7 - SECURITIES OF REGULAR BROKER-DEALERS


The regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2007 and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended were as follows:



DAILY ASSETS CASH FUND                                    VALUE (000'S OMITTED)
----------------------                                    ---------------------
Deutsche Bank Securities, Inc............................        70,000
Citigroup Capital Markets................................        80,597
Bank of America Securities...............................        45,500
Merrill Lynch & Co., Inc.................................        10,000



TABLE 8 - FUND OWNERSHIP AS OF DECEMBER 17,2007



                                                                          % OF
5% SHAREHOLDERS NAME AND ADDRESS                               SHARES     CLASS
--------------- -----------------------------------------  -------------- -----
DAILY ASSETS CASH FUND
PREFERRED SHARES
                Calhoun & Co.                              76,063,455.620 64.99
                C/O Comerica Bank
                411 Lafayette Street
                Mail Code 3455
                Detroit, MI 48226

                Accelergy Corporation                      16,892,488.110 14.43
                2471 E Bayshore Rd Suite 520
                Palo Alto, CA 94303

                Comerica Bank FBO Santa Cruz Title         10,000,000.000  8.54
                Company Inc
                Attn: Cheryl Mylander M/C 4537
                2321 Rosecrans Ave Suite 5000
                El Segundo, CA 90245

                                                                          % OF
5% SHAREHOLDERS  NAME AND ADDRESS                              SHARES     CLASS
---------------  ----------------------------------------  -------------- -----
UNIVERSAL SHARES
                 Trust Company of America - Custodial      20,000,000.000 13.04
                 Cust
                 PO Box 3857
                 Englewood, CO 80155

                 Customer Funds Under Mgmt                  8,669,744.140  5.65
                 H.M. Payson Co Custody Account
                 PO Box 31
                 Portland, ME 04112

                 Adomo, Inc.                                8,942,835.040  5.83
                 20401 Stevens Creek Blvd.
                 Cupertino, CA 95014

                 Carbonite, Inc.                           10,414,351.490 6.79.
                 267 Clarendon Street
                 Boston, MA 02118

                 Cooley, Godward, Kronish, LLP             59,867,377.710 39.04
                 101 California Street, 5/th/ Floor
                 San Francisco, CA 94111

                                                                         % OF
5% SHAREHOLDERS      NAME AND ADDRESS                         SHARES     CLASS
---------------      -----------------------------------  -------------- -----
INSTITUTIONAL SERVICE SHARES
                     Engineering Services & Products      11,621,617.490 15.49
                     1395 John Fitch Blvd.
                     South Windsor, CT 06074

                     PMP                                   8,369,152.600 11.16
                     82 Cambridge Street
                     Burlington, MA 08103

                     Boston-Power, Inc.                    8,850,842.820 11.80
                     2200 West Park Drive, Suite 320
                     Westborough, MA 01581-3961

                     M2E Power Inc.                        4,802,169.960  6.40
                     875 W. McGregor Ct., Suite 150
                     Boise, ID 83705

                     AQuest Systems Corporation            4,320,235.120  5.76
                     683 Maude Ave.
                     Sunnyvale, CA 94085

INSTITUTIONAL SHARES
                     Edison Schools Inc.                  26,356,212.650 18.72
                     Attn: Dave Budhram
                     521 Fifth Ave 15/th/ Floor
                     New York, NY 10175

                     Edison Receivables LLC                7,108,712.300  5.39
                     529 Fifth Ave 11/th/ Floor
                     New York, NY 10017

                     Calstone Company                     11,104,817.460  7.89
                     P.O. Box 70960
                     Sunnyvale, CA 94086

                     Pano Logic, Inc.                     10,429,180.510  7.41
                     1350 Willow Street Road, Suite 201
                     Menlo Park, CA 94025

                     NB Acconnodator Inc. in Trust         7,585,162.400  5.39
                     East End Associates, Inc.
                     301 N. Cannon Dr.
                     Beverly Hills, CA 90210

                                                                         % OF
5% SHAREHOLDERS NAME AND ADDRESS                              SHARES     CLASS
--------------- ----------------------------------------  -------------- ------
INVESTOR SHARES
                Netflix Com, Inc.                         54,588,479.450  24.55
                970 University Ave.
                Los Gatos, CA 95030-1620

                Prometheus Laboratories, Inc.             11,128,638.730   5.00
                5739 Pacific Center Blvd.
                San Diego, CA 92121

                Union Bank of California Omnibus SW       12,518,885.220   5.63
                P.O. Box 85636
                San Diego, CA 92186

                Viropharma, Inc.                          22,395,051.170  10.07
                905 Eagleview Blvd.
                Eaton, PA 19341
B SHARES
                Henderson Global Investors NA, Inc.        2,344,936.360 100.00
                FBO Henderson Global Funds Shareholder
                737 N Michigan Ave. Suite 1700
                Chicago, IL 60611
C SHARES
                Henderson Global Investors NA, Inc.          463,142.040 100.00
                FBO Henderson Global Funds Shareholder
                737 N Michigan Ave. Suite 1700
                Chicago, IL 60611

APPENDIX C - PROXY VOTING PROCEDURES

                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

    (A)GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

    (B)ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

   (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

    (C)NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

    (D)CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

    (E)ABSTENTION

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                       MONARCH INVESTMENT ADVISORS, LLC
                     PROXY VOTING PROCEDURES AND POLICIES

                              AS OF JULY 30, 2003

I. GENERAL STATEMENT

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

   With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II.RESPONSIBILITIES

   The Adviser shall:

    A. vote proxies as described in Section III below.

    B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

    C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.POLICIES AND PROCEDURES FOR VOTING PROXIES

   The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV.RECORDKEEPING AND ASSOCIATED PROCEDURES

    A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

       4. Ensure that the proxy is actually voted;

       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

      The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and
(3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI.RECORDKEEPING

   The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

                                    PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant dated February 7, 2003 (Exhibit incorporated by reference as filed as Exhibit (a) in Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

(b) By-Laws of Registrant dated February 11, 2003, as amended February 13, 2006 (Exhibit incorporated by reference as filed as Exhibit (b) in Post-Effective Amendment No. 45 via Edgar on December 29, 2006, accession number 0001193125-06-261732).

(c) Sections 2.10 and 10.3 and Article VII of the Agreement and Declaration of Trust filed as Exhibit 23(a) to Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

(d) Investment Advisory Agreement between Registrant and Monarch Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit
       (d) in Post-Effective Amendment No. 45 via Edgar on December 29, 2006, accession number 0001193125-06-261732).

(e) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated as of February 11, 2003, and as amended and restated
       October 1, 2004 (Exhibit incorporated by reference as filed as Exhibit
       (e) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

(f)    None.

(g) Custodial Services Agreement between Registrant and Comerica Bank dated September 30, 2006 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 45 via Edgar on December 29, 2006, accession number 0001193125-06-261732).

(h)(1) Administration Agreement between Registrant and Forum Administrative Services, LLC dated as of September 30, 2004 (Exhibit incorporated by reference as filed as Exhibit (h) (1) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

   (2) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated as of November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h) (2) in Post-Effective Amendment No. 35 via Edgar on December 31, 2003, accession number 0001004402-03-000653).

   (3) Shareholder Service Agreement between Registrant and Forum
       Administrative Services, LLC dated as of February 11, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

   (4) Shareholder Service Agreement between Registrant and Forum
       Administrative Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(4) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004, accession number 0001275125-04-000332).

   (5) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated as of November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h) (4) in Post-Effective Amendment No. 35 via Edgar on December 31, 2003, accession number 0001004402-03-000653).

   (6) Compliance Services Agreement between Registrant and Foreside Fund Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(6) in Post-Effective Amendment No. 45 via Edgar on
       December 29, 2006, accession number 0001193125-06-261732).


(i)    Opinion and Consent of Counsel is filed herewith as Exhibit (i).


(j) Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit (j).

(k)    None.

(l)    None.

(m) Rule 12b-1 Plan dated September 14, 2004 adopted by Registrant Investor Shares, B Shares and C Shares (Exhibit incorporated by reference as filed as Exhibit (m) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004, accession number 0001275125-04-000332).

(n) Multiclass (Rule 18f-3), as amended (Exhibit incorporated by reference as filed as Exhibit (n) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004, accession number 0001275125-04-000332).

(p)    (1)  Not required for the Registrant because the securities being registered are money market funds.

       (2) Code of Ethics adopted by Monarch Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (2) in Post-Effective Amendment No. 43 via Edgar on December 29, 2005, accession number 0001275125-05-000640).

       (3) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (3) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

Other Exhibits:


(A) Powers of Attorney of John Y. Keffer, James C. Cheng, J. Michael Parish and Costas Azariadis, Trustees of Registrant are filed herewith as Other Exhibit (A).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       None.

ITEM 25. INDEMNIFICATION

       AGREEMENT AND DECLARATION OF TRUST

       The Registrant's Agreement and Declaration of Trust requires the Registrant to indemnify existing or former trustees and officers of the Registrant to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is qualified in its entirety by the contents of the Agreement and Declaration of Trust included in this Registration Statement as Exhibit 23(a) and which is incorporated herein by reference.

       DISTRIBUTION AGREEMENT

       The Registrant's Distribution Agreement requires the Registrant's distributor to indemnify, defend and hold the Registrant and its several officers and trustees free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, cots, charges, reasonable counsel fees and other expenses of ever nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) (collectively, "Damages") but only if such Damages arise out of or are based upon:

              (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the distributor; or

              (ii) any error of judgment or mistake of law, for any loss arising out of any investment, or for any action or inaction of the distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of the distributor's duties or obligations under this Agreement or by reason or the distributor's reckless disregard of its duties and obligations under this Agreement.

       This description is qualified in its entirety by the contents of the Distribution Agreement included in this Registration Statement as
       Exhibit 23(e) and which is incorporated herein by reference.

         INVESTMENT ADVISORY AGREEMENT

         The Registrant's Investment Advisory Agreement provides the adviser will be liable to the Registrant for error of judgment or mistake of law, for any loss arising out of any investment, or in any event due resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, or by reason of reckless disregard of its obligations and duties under the agreement.

         This description is qualified in its entirety by the contents of the Investment Advisory Agreement included in this Registration Statement as Exhibit 23(d) and which is incorporated herein by reference.

         OTHER AGREEMENTS OF THE REGISTRANT

         The Registrant's Administration Agreement requires the Registrant's administrator to indemnify and hold harmless the Registrant, its employees, agents, trustees, and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of ever nature and character (collectively, "Damages") arising out of the administrator's actions taken or failures to act with respect to a series of the Registrant due to bad faith, willful misfeasance or gross negligence in the performance of the administrator's duties or obligations under the agreement or by reason of the administrator's reckless disregard of its duties and obligations under the agreement.

         The Registrant's Transfer Agency Agreement and Fund Accounting Agreement contain similar indemnification language.

         This description is qualified in its entirety by the contents of the Administration Agreement, the Transfer Agency Agreement, and the Fund Accounting Agreement included in this Registration Statement as
         Exhibit 23(h)(1), Exhibit 23(h)(2), and Exhibit 23(h)(4), respectively, and which are incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The following chart reflects the officers of Monarch Investment Advisors, LLC, including their business connections that are of a substantial nature. The address of Monarch Investment Advisors, LLC is 812 N. Linden Dr., Beverly Hills, CA 90210.

         Name                        Title          Business Connection
         ------------------ ----------------------- -------------------
         Anthony R. Fischer President               Monarch
         Jack J. Singer     Chief Executive Officer Monarch

         Messrs. Fischer and Singer serve as Principal Executive Officer and Principal Financial Officer of the Registrant, respectively.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:


American Beacon Funds                        Wintergreen Fund Inc.
American Beacon Mileage Funds                Henderson Global Funds
American Beacon Select Funds                 Ironwood Series Trust
Bridgeway Funds, Inc.                        Monarch Funds
Century Capital Management Trust             Sound Shore Fund, Inc.
Forum Funds                                  PMC Funds, Series of the Trust for Professional
Hirtle Callahan Trust                          Managers
Central Park Group Multi-Event Fund          SPA ETF Trust
The CNL Funds                                The Japan Fund
                                             FocusShares Trust

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.


      Name                       Position with Underwriter          Position with Registrant
      -----------------   ---------------------------------------   ------------------------
      Mark S. Redman      President                                 None
      Richard J. Berthy   Vice President and Treasurer              None
      Nanette K. Chern    Chief Compliance Officer, Secretary and
                          Vice President                            None
      Mark A. Fairbanks   Deputy Chief Compliance Officer, Vice
                          President                                 None
                          and Assistant Secretary

(c)      Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         None.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on December 27, 2007.


                                              MONARCH FUNDS

                                              By: /s/ Anthony R. Fischer
                                                  -----------------------------
                                                  Anthony R. Fischer, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on December 27, 2007.



(a) Principal Executive Officer

    /s/ Anthony R. Fischer
    ------------------------------
    Anthony R. Fischer,
    Principal Executive Officer

(b) Principal Financial Officer

    /s/ Jack J. Singer
    ------------------------------
    Jack J. Singer,
    Principal Financial Officer

(c) A majority of the Trustees

    John Y. Keffer, Trustee
    Costas Azariadis, Trustee
    J. Michael Parish, Trustee
    James C. Cheng, Trustee

    By: /s/ Velvet R. Regan
        -------------------------
        Velvet R. Regan,
        Attorney in fact*



* Pursuant to powers of attorney filed herewith as Other Exhibit (A).

                               INDEX TO EXHIBITS

EXHIBIT

(i) Opinion of Kirkpatrick & Lockhart LLP

(j) Consent of Independent Registered Public Accounting Firm.


OTHER EXHIBITS:



(A) Powers of Attorney for Forum Funds/Monarch Funds